Exhibit 99.1

Supplemental Financial Information

Quarter Ended December 31, 2017

WRI
LISTED
NYSE

petco
grooming
adoptions
dog training
wellness center

ROSS
DRESS FOR LESS

SCOTTSDALE
Waterfront

CB2
salon republic
CRUNCH

Hair cuttery
CLEANERS

WEINGARTEN REALTY®

Real Estate for Everyday Retail®

Table of Contents	Page
Quarterly Earnings Press Release	i - x
Company Information	1

Financial Summary
Condensed Consolidated Statements of Income	3
Condensed Consolidated Balance Sheets	4
Funds From Operations Attributable to Common Shareholders	5
Supplemental Income Statement Detail	6
Supplemental Balance Sheet Detail	7
Capitalization and Debt Coverage Ratios	8
Guidance	9

Investment Activity
Capital Expenditures	11
New Development	12
Redevelopment	13
Land Held for Development	14
Disposition and Acquisition Summary	15

Summary of Debt
Debt Information	17
Debt Information Additional Disclosure	18
Schedule of Maturities	19
Schedule of Maturities Additional Disclosure	20

Joint Ventures
Unconsolidated Joint Venture Financial Statements at 100%	22
Unconsolidated Joint Venture Financial Statements at Pro rata Share	23
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships at 100%	24
Unconsolidated Joint Venture Mortgage Debt Information at 100%	25
Unconsolidated Joint Venture Mortgage Debt Information Additional Disclosure	26

Portfolio Summary
Tenant Diversification by Percent of Base Minimum Rent	28
Portfolio Operating Information	29 - 30
Top 40 Core-Based Statistical Area (CBSA) Ranked by Population	31

Property Listing
Summary Property Listing	33
Property Listing	34 - 42
Ground Lease Commitments	43

Other Topics of Interest
Ground Lease Summary	45

Corporate Profile

Weingarten Realty Investors is a real estate investment trust organized under the Texas Business Organizations Code that, through its predecessor entity, began the ownership and development of shopping centers and other commercial real estate in 1948. As of December 31, 2017, we owned or operated under long-term leases, interests in 204 properties which are located in 17 states that span the United States from coast to coast. These properties represent approximately 41.3 million square feet of which our interests in these properties aggregated approximately 26.4 million square feet of leasable area. Our properties were 94.8% leased as of December 31, 2017, and historically our portfolio occupancy rate has never been below 90%.

www.weingarten.com

2600 Citadel Plaza Drive
P.O. Box 924133
Houston, Texas 77292-4133

NEWS RELEASE

Information: Michelle Wiggs, Phone: (713) 866-6050

WEINGARTEN REALTY
REPORTS STRONG FOURTH QUARTER RESULTS

HOUSTON, February 21, 2018 (BUSINESS WIRE) -- Weingarten Realty (NYSE: WRI) announced today the results of its operations for the quarter ended December 31, 2017. The supplemental financial package with additional information can be found on the Company's website under the Investor Relations tab.

Fourth Quarter and Full Year Operating and Financial Highlights

•
Net income attributable to common shareholders (“Net Income”) was $1.30 per diluted share (hereinafter “per share”) for the quarter and $2.60 per share for the year compared to $0.34 and $1.87 per share for each respective period in 2016;

•	Core Funds From Operations Attributable to Common Shareholders ("Core FFO") increased 4.7% to $2.45 per share for the year ended 2017 compared to 2016;

•	Common dividend per share increased 2.6% to $0.395 per quarter or $1.58 per share on an annualized basis;

•	Signed occupancy increased to 94.8% from 94.3% a year ago;

•	Same Property Net Operating Income (“SPNOI”) including redevelopments increased by 2.4% over the fourth quarter of 2016 and by 2.6% over the full year 2016;

•	Rental rates on new leases and renewals completed during the year were up 23.1% and 9.0%, respectively;

•	Dispositions totaled $444 million in 2017 and $221 million to-date in 2018; and,

•	Balance sheet leverage was reduced with Net Debt to Adjusted EBITDA of 5.3 times.

Financial Results

The Company reported Net Income of $168.0 million or $1.30 per share for the fourth quarter of 2017, as compared to $44.1 million or $0.34 per share for the same period in 2016. For the year, Net Income was $335.3 million or $2.60 per share for 2017 compared to $238.9 million or $1.87 per share for 2016.

Funds From Operations attributable to common shareholders in accordance with the National Association of Real Estate Investment Trusts definition (“NAREIT FFO”) was $77.4 million or $0.60 per share for the

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fourth quarter of 2017 compared to $78.9 million or $0.61 per share for 2016. For the year, NAREIT FFO was $311.6 million or $2.40 per share for 2017 compared to $293.7 million or $2.28 per share for 2016.

Included in total expenses for the fourth quarter are $1.0 million related to Hurricanes Harvey and Irma and $1.4 million of severance charges related to an overall reduction in the workforce. Offsetting these expenses is a $0.9 million recovery of predevelopment costs. These items are included in NAREIT FFO, but are excluded in arriving at Core FFO.

Core FFO for the quarter ended December 31, 2017 was $0.61 per share or $78.5 million, as compared to $0.61 per share or $79.4 million for the same quarter of last year. Higher operating income driven by increased rental rates and reduced interest expense from favorable debt refinancings increased Core FFO over the prior year; however, this was completely offset by the $444 million of property dispositions. For the full year, Core FFO was $318.4 million or $2.45 per share for 2017 compared to $300.9 million or $2.34 per share for 2016, an increase of 4.7% on a per share basis.

A reconciliation of Net Income to NAREIT FFO and Core FFO is included herein.

Operating Results

For the period ending December 31, 2017, the Company’s operating highlights were as follows:

	Q4 2017	YTD 2017
Occupancy (Signed Basis):
Occupancy - Total	94.8%
Occupancy - Small Shop Spaces	90.5%
Occupancy - Same Property Portfolio	95.4%

Same Property Net Operating Income, with redevelopments	2.4%	2.6%

Rental Rate Growth - Total:	8.6%	11.6%
New Leases	17.2%	23.1%
Renewals	6.1%	9.0%

Leasing Transactions:
Number of New Leases	88	338
New Leases - Annualized Revenue (in millions)	$5.2	$24.8
Number of Renewals	159	705
Renewals - Annualized Revenue (in millions)	$10.9	$57.6

A reconciliation of Net Income to SPNOI is included herein.

“Operations remain strong. Leasing for the quarter remained extremely productive with strong rental rate increases on new leases and renewals. Our signed occupancy increased 50 basis points from the fourth quarter of 2016 in spite of several leases that were terminated due to bankrupt tenants. The majority of the increase resulted from the leasing of all but one of our former Sports Authority boxes. Commencement of these leases will benefit Same Property NOI,” said Johnny Hendrix, Executive Vice President and Chief Operating Officer.

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Portfolio Activity

During the quarter, the Company sold six shopping centers and other real estate for $230.2 million. For all of 2017, WRI sold $444 million of assets with the disposition of 19 shopping centers and other real estate.

Thus far in 2018, the Company has closed an additional $221 million in dispositions with the sale of five shopping centers and other real estate including Moore Plaza in Corpus Christi, Texas, Best in the West, in Las Vegas, Nevada, Millpond Center and Tates Creek Centre in Lexington, Kentucky and Horne Street Market in Fort Worth, Texas.

As for acquisitions in 2017, the Company purchased two parcels which are adjacent to existing shopping centers for $1.9 million. No acquisitions have been closed to-date in 2018.

The Company invested $124 million in new developments and redevelopments in 2017 and expects to spend a similar amount in 2018 including the groundbreaking for its 30-story residential tower at its River Oaks Shopping Center.

“While the recent disposition volume will reduce Funds From Operations in the short-term, Weingarten remains focused on maximizing long-term value to our shareholders. Our dispositions improve the overall quality of our portfolio by reducing exposure to tertiary markets and power centers, and provide capital for future growth including our redevelopment and new development programs. WRI continues to underwrite quality acquisitions; the competitive market resulted in only modest land acquisitions in 2017, unlike 2016 when we acquired over $500 million of quality shopping centers,” said Drew Alexander, President and Chief Executive Officer.

Balance Sheet

Proceeds for the Company’s 2017 disposition program were used to eliminate the balance under its revolving credit facility which continued to improve the credit metrics. At quarter-end, Net Debt to Adjusted EBITDA was a strong 5.3 times and Debt to Total Market Capitalization was 32.8%. The Company continued its disposition program subsequent to year-end and expects to use those proceeds to fund its New Development program, and possibly further reduce its debt or repurchase its common shares. The Board of Trust Managers previously approved a $200 million share repurchase plan that is fully available to the Company. The amount of share repurchases will depend upon the Company’s share price as it relates to the Company’s net asset value.

“As we remain dedicated to maintaining low leverage in our capital structure, the amount of capital we allocate to these various opportunities, including repurchasing our common shares, will be influenced by the level of dispositions proceeds in 2018,” said Steve Richter, Executive Vice President and Chief Financial Officer.

2018 Guidance

The Company’s guidance for 2018 is as follows:

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2018 Guidance
Net Income (per share)	$2.24 - $2.34
NAREIT FFO (per share)	$2.27 - $2.33
Core FFO (per share)	$2.27 - $2.33
Acquisitions	$50 - $150 million
Re / New Development	$125 - $175 million
Dispositions	$250 - $450 million
Same Property NOI with redevelopments	2.50% - 3.50%
Same Property NOI w/o redevelopments	2.00% - 3.00%

A rollforward detailing the components of the change in 2017 Core FFO per share to 2018 Core FFO per share guidance is included on page 9 of the Company’s Supplemental.

Dividends

The Board of Trust Managers declared a quarterly cash dividend of $0.395 per common share payable on March 15, 2018 to shareholders of record on March 8, 2018. Annualized, the dividend will be $1.58 per common share, an increase of 2.6% over the recurring quarterly dividends in 2017. The Company also paid a special dividend of $0.75 per common share in December 2017.

Conference Call Information

The Company also announced that it will host a live webcast of its quarterly conference call on February 22, 2018 at 10:00 a.m. Central Time. The live webcast can be accessed via the Company’s website at www.weingarten.com. Alternatively, if you are not able to access the call on the web, you can listen live by phone by calling (888) 771-4371 (conference ID # 45774516). A replay will be available through the Company’s website starting approximately two hours following the live call.

About Weingarten Realty Investors

Weingarten Realty Investors (NYSE: WRI) is a shopping center owner, manager and developer.  At December 31, 2017, the Company owned or operated under long-term leases, either directly or through its interest in real estate joint ventures or partnerships, a total of 204 properties which are located in 17 states spanning the country from coast to coast. These properties represent approximately 41.3 million square feet of which our interests in these properties aggregated approximately 26.4 million square feet of leasable area. To learn more about the Company’s operations and growth strategies, please visit www.weingarten.com.

Forward-Looking Statements

Statements included herein that state the Company’s or Management’s intentions, hopes, beliefs, expectations or predictions of the future are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 which by their nature, involve known and unknown risks and uncertainties. The Company’s actual results, performance or achievements could differ materially from those expressed or implied by such statements. Reference is made to the Company’s regulatory filings with the Securities and Exchange Commission for information or factors that may impact the Company’s performance.

Projections involve numerous assumptions such as rental income (including assumptions on percentage rent), interest rates, tenant defaults, occupancy rates, volume and pricing of properties held for disposition, volume

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and pricing of acquisitions, expenses (including salaries and employee costs), insurance costs and numerous other factors. Not all of these factors are determinable at this time and actual results may vary from the projected results, and may be above or below the ranges indicated. The above ranges represents management’s estimate of results based upon these assumptions as of the date of this press release. Accordingly, there is no assurance that our projections will be realized.

Weingarten Realty Investors
(in thousands, except per share amounts)
Financial Statements

		Three Months Ended December 31,		Twelve Months Ended December 31,
		2017	2016	2017	2016
	CONDENSED CONSOLIDATED STATEMENTS OF INCOME	(Unaudited)		(Unaudited)
	Rentals, net	$135,798	$139,507	$560,643	$537,265
	Other Income	3,569	3,356	12,520	12,290
	Total Revenues	139,367	142,863	573,163	549,555
	Depreciation and Amortization	40,986	43,374	167,101	162,535
	Operating Expense	25,366	25,896	109,310	98,855
	Real Estate Taxes, net	17,853	16,213	75,636	66,358
	Impairment Loss	245	55	15,257	98
	General and Administrative Expense	7,868	7,193	28,435	27,266
	Total Expenses	92,318	92,731	395,739	355,112
	Operating Income	47,049	50,132	177,424	194,443
	Interest Expense, net	(18,921)	(21,711)	(80,326)	(83,003)
	Interest and Other Income	3,390	729	7,915	2,569
	Gain on Sale and Acquisition of Real Estate Joint Venture and Partnership Interests	—	1,915	—	48,322
	(Provision) Benefit for Income Taxes	(2,018)	164	17	(6,856)
	Equity in Earnings of Real Estate Joint Ventures and Partnerships, net	9,108	5,531	27,074	20,642
	Income from Continuing Operations	38,608	36,760	132,104	176,117
	Gain on Sale of Property	132,045	32,416	218,611	100,714
	Net Income	170,653	69,176	350,715	276,831
Less:	Net Income Attributable to Noncontrolling Interests	(2,686)	(25,034)	(15,441)	(37,898)
	Net Income Attributable to Common Shareholders -- Basic	$167,967	$44,142	$335,274	$238,933
	Net Income Attributable to Common Shareholders -- Diluted	$169,484	$44,142	$338,358	$240,929
	Earnings Per Common Share -- Basic	$1.31	$.35	$2.62	$1.90
	Earnings Per Common Share -- Diluted	$1.30	$.34	$2.60	$1.87

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Weingarten Realty Investors
(in thousands)
Financial Statements

	December 31, 2017	December 31, 2016
	(Unaudited)	(Audited)
CONDENSED CONSOLIDATED BALANCE SHEETS
ASSETS
Property	$4,498,859	$4,789,145
Accumulated Depreciation	(1,166,126)	(1,184,546)
Property Held for Sale, net	54,792	479
Investment in Real Estate Joint Ventures and Partnerships, net	317,763	289,192
Unamortized Lease Costs, net	181,047	208,063
Accrued Rent and Accounts Receivable, net	104,357	94,466
Cash and Cash Equivalents	13,219	16,257
Restricted Deposits and Mortgage Escrows	8,115	25,022
Other, net	184,613	188,850
Total Assets	$4,196,639	$4,426,928

LIABILITIES AND EQUITY
Debt, net	$2,081,152	$2,356,528
Accounts Payable and Accrued Expenses	116,463	116,859
Other, net	189,182	191,887
Total Liabilities	2,386,797	2,665,274

Commitments and Contingencies	—	—
Deferred Compensation Share Awards	—	44,758

EQUITY
Common Shares of Beneficial Interest	3,897	3,885
Additional Paid-In Capital	1,772,066	1,718,101
Net Income Less Than Accumulated Dividends	(137,065)	(177,647)
Accumulated Other Comprehensive Loss	(6,170)	(9,161)
Shareholders' Equity	1,632,728	1,535,178
Noncontrolling Interests	177,114	181,718
Total Liabilities and Equity	$4,196,639	$4,426,928

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Non-GAAP Financial Measures

Certain aspects of our key performance indicators are considered non-GAAP financial measures. Management uses these measures along with our Generally Accepted Accounting Principles ("GAAP") financial statements in order to evaluate our operating results. Management believes these additional measures provide users of our financial information additional comparable indicators of our industry, as well as, our performance.

Funds from Operations Attributable to Common Shareholders
The National Association of Real Estate Investment Trusts ("NAREIT") defines NAREIT FFO as net income (loss) attributable to common shareholders computed in accordance with GAAP, excluding extraordinary items and gains or losses from sales of operating real estate assets and interests in real estate equity investments and their applicable taxes, plus depreciation and amortization of operating properties and impairment of depreciable real estate and in substance real estate equity investments, including our share of unconsolidated real estate joint ventures and partnerships. The Company calculates NAREIT FFO in a manner consistent with the NAREIT definition.

Management believes NAREIT FFO is a widely recognized measure of REIT operating performance which provides our shareholders with a relevant basis for comparison among other REITs. Management uses NAREIT FFO as a supplemental internal measure to conduct and evaluate our business because there are certain limitations associated with using GAAP net income by itself as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, management believes that the presentation of operating results for real estate companies that uses historical cost accounting is insufficient by itself. There can be no assurance that NAREIT FFO presented by the Company is comparable to similarly titled measures of other REITs.

The Company also presents Core FFO as an additional supplemental measure as it is more reflective of the core operating performance of our portfolio of properties. Core FFO is defined as NAREIT FFO excluding charges and gains related to non-cash and non-operating transactions and other events that hinder the comparability of operating results. Specific examples of items excluded from Core FFO include, but are not limited to, gains or losses associated with the extinguishment of debt or other liabilities, impairments of land, transactional costs associated with acquisition and development activities, certain deferred tax provisions/benefits, redemption costs of preferred shares and gains on the disposal of non-real estate assets. NAREIT FFO and Core FFO should not be considered as alternatives to net income or other measurements under GAAP as indicators of operating performance or to cash flows from operating, investing or financing activities as measures of liquidity. NAREIT FFO and Core FFO do not reflect working capital changes, cash expenditures for capital improvements or principal payments on indebtedness.

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NAREIT FFO and Core FFO is calculated as follows (in thousands):

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2017	2016	2017	2016
	(Unaudited)		(Unaudited)
Net income attributable to common shareholders	$167,967	$44,142	$335,274	$238,933
Depreciation and amortization of real estate	40,746	42,847	166,125	162,989
Depreciation and amortization of real estate of unconsolidated real estate joint ventures and partnerships	3,380	3,774	14,020	15,118
Impairment of operating properties and real estate equity investments	240	—	12,247	—
Impairment of operating properties of unconsolidated real estate joint ventures and partnerships	—	—	—	326
(Gain) on acquisition including associated real estate equity investment	—	—	—	(46,398)
(Gain) on sale of property and interests in real estate equity investments	(131,393)	(34,024)	(217,659)	(101,124)
(Gain) on dispositions of unconsolidated real estate joint ventures and partnerships	(4,209)	(538)	(6,187)	(3,693)
Provision (benefit) for income taxes (1)	1,232	—	(711)	—
Noncontrolling interests (2)	(539)	22,245	5,424	25,521
Other	(8)	(8)	(16)	(16)
NAREIT FFO – basic	77,416	78,438	308,517	291,656
Income attributable to operating partnership units	—	499	3,084	1,996
NAREIT FFO – diluted	77,416	78,937	311,601	293,652
Adjustments to Core FFO:
Other impairment loss	2	55	3,031	98
Provision (benefit) for income taxes	223	—	(729)	7,024
Acquisition costs	—	622	—	1,782
(Gain) on extinguishment of debt	—	—	—	(1,679)
Severance costs	1,378	—	1,378	—
Storm damage costs	1,018	—	1,822	—
Recovery of Pre-development costs	(949)	—	(949)	—
Other	(612)	(254)	2,292	17
Core FFO – diluted	$78,476	$79,360	$318,446	$300,894

FFO weighted average shares outstanding – basic	127,816	127,476	127,755	126,048
Effect of dilutive securities:
Share options and awards	848	933	870	1,059
Operating partnership units	—	1,462	1,446	1,462
FFO weighted average shares outstanding – diluted	128,664	129,871	130,071	128,569

NAREIT FFO per common share – basic	$.61	$.62	$2.41	$2.31

NAREIT FFO per common share – diluted	$.60	$.61	$2.40	$2.28

Core FFO per common share – diluted	$.61	$.61	$2.45	$2.34
______________
(1) Effective January 1, 2017 includes the applicable taxes related to gains and impairments of operating properties.
(2) Related to gains, impairments and depreciation on operating properties, where applicable.

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Same Property Net Operating Income
Management considers SPNOI an important additional financial measure because it reflects only those income and expense items that are incurred at the property level and when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates and operating costs. The Company calculates this most useful measurement by determining our proportional share of SPNOI from all owned properties, including the Company’s share of SPNOI from unconsolidated joint ventures and partnerships, which cannot be readily determined under GAAP measurements and presentation. Although SPNOI (see page 1 of the supplemental disclosure regarding this presentation and limitations thereof) is a widely used measure among REITs, there can be no assurance that SPNOI presented by the Company is comparable to similarly titled measures of other REITs. Additionally, the Company does not control these unconsolidated joint ventures and partnerships, and the assets, liabilities, revenues or expenses of these joint ventures and partnerships, as presented, do not represent its legal claim to such items.
Properties are included in the SPNOI calculation if they are owned and operated for the entirety of the most recent two fiscal year periods, except for properties for which significant redevelopment or expansion occurred during either of the periods presented, and properties classified as discontinued operations. While there is judgment surrounding changes in designations, management moves new development and redevelopment properties once they have stabilized, which is typically upon attainment of 90% occupancy. A rollforward of the properties included in the Company’s same property designation is as follows:

	Three Months Ended December 31, 2017	Twelve Months Ended December 31, 2017
Beginning of the period	190	193
Properties added:
Acquisitions	—	4
New Developments	—	1
Redevelopments	—	6
Properties removed:
Dispositions	(7)	(20)
Other	—	(1)
End of the period	183	183

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The Company calculates SPNOI using operating income as defined by GAAP excluding property management fees, certain non-cash revenues and expenses such as straight-line rental revenue and the related reversal of such amounts upon early lease termination, depreciation, amortization, impairment losses, general and administrative expenses, acquisition costs and other items such as lease cancellation income, environmental abatement costs, demolition expenses and lease termination fees. Consistent with the capital treatment of such costs under GAAP, tenant improvements, leasing commissions and other direct leasing costs are excluded from SPNOI. A reconciliation of Net Income to SPNOI is as follows (in thousands):

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2017	2016	2017	2016
	(Unaudited)		(Unaudited)
Net income attributable to common shareholders	$167,967	$44,142	$335,274	$238,933
Add:
Net income attributable to noncontrolling interests	2,686	25,034	15,441	37,898
Provision (benefit) for income taxes	2,018	(164)	(17)	6,856
Interest expense, net	18,921	21,711	80,326	83,003
Less:
Gain on sale of property	(132,045)	(32,416)	(218,611)	(100,714)
Equity in earnings of real estate joint ventures and partnership interests	(9,108)	(5,531)	(27,074)	(20,642)
Gain on sale and acquisition of real estate joint venture and partnership interests	—	(1,915)	—	(48,322)
Interest and other income	(3,390)	(729)	(7,915)	(2,569)
Operating Income	47,049	50,132	177,424	194,443
Less:
Revenue adjustments (1)	(4,308)	(4,959)	(16,877)	(16,364)
Add:
Property management fees	649	681	2,902	2,854
Depreciation and amortization	40,986	43,374	167,101	162,535
Impairment loss	245	55	15,257	98
General and administrative	7,868	7,193	28,435	27,266
Acquisition costs	—	614	—	1,350
Other (2)	(798)	(233)	3,586	129
Net Operating Income	91,691	96,857	377,828	372,311
Less: NOI related to consolidated entities not defined as same property and noncontrolling interests	(9,684)	(17,389)	(55,160)	(58,434)
Add: Pro rata share of unconsolidated entities defined as same property	8,094	8,500	32,903	32,715
Same Property Net Operating Income	90,101	87,968	355,571	346,592
Less: Redevelopment Net Operating Income	(8,762)	(8,502)	(34,914)	(32,932)
Same Property Net Operating Income excluding Redevelopments	$81,339	$79,466	$320,657	$313,660
___________________

(1)	Revenue adjustments consist primarily of straight-line rentals, lease cancellation income and fee income primarily from real estate joint ventures and partnerships.

(2)	Other includes items such as environmental abatement costs, demolition expenses and lease termination fees.

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Weingarten Realty Investors
Company Information

Corporate Office

2600 Citadel Plaza Drive
P. O. Box 924133
Houston, TX 77292-4133
713-866-6000
www.weingarten.com

Stock Listings

New York Stock Exchange:
Common Shares	WRI

Forward-Looking Statements
This supplement, together with other statements and information publicly disseminated by us, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. These forward-looking statements relate to the company’s intentions, beliefs, expectations or projections of the future. It is important to note that the company’s actual results could differ materially from those projected in such forward-looking statements. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: (i) disruptions in financial markets, (ii) general economic and local real estate conditions, (iii) the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or general downturn in their business, (iv) financing risks, such as the inability to obtain equity, debt, or other sources of financing on favorable terms and changes in LIBOR availability, (v) changes in governmental laws and regulations, (vi) the level and volatility of interest rates, (vii) the availability of suitable acquisition opportunities, (viii) the ability to dispose of properties, (ix) changes in expected development activity, (x) increases in operating costs, (xi) tax matters, including the effect of changes in the tax laws and the failure to qualify as a real estate investment trust, and (xii) investments through real estate joint ventures and partnerships, which involve risks not present in investments in which we are the sole investor. Accordingly, there is no assurance that our expectations will be realized.

Pro rata Financial Information
Included herein is certain financial information presented on a pro rata share basis as we believe this information assists users of our financial information in understanding our proportionate economic interest in the operating results of our portfolio of properties. Such amounts include WRI’s proportional share of each financial line item or operational metric for both our consolidated and unconsolidated joint ventures and partnerships. Multiplying a financial statement line item or operational metric of an investee and adding it to WRI’s totals may not accurately depict the legal and economic implications of holding a non-controlling interest in the investee, nor does WRI control any of the investees presented under the equity method of accounting. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Financial Summary

Weingarten Realty Investors
Condensed Consolidated Statements of Income
(in thousands, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2017	2016	2017	2016	2015	2014	2013
Revenues:
Rentals, net	$135,798	$139,507	$560,643	$537,265	$502,464	$503,128	$477,340
Other	3,569	3,356	12,520	12,290	10,380	11,278	11,855
Total	139,367	142,863	573,163	549,555	512,844	514,406	489,195
Expenses:
Depreciation and amortization	40,986	43,374	167,101	162,535	145,940	150,356	146,763
Operating	25,366	25,896	109,310	98,855	94,244	95,318	97,099
Real estate taxes, net	17,853	16,213	75,636	66,358	60,289	60,768	57,515
Impairment loss	245	55	15,257	98	153	1,024	2,579
General and administrative	7,868	7,193	28,435	27,266	27,524	24,902	25,371
Total	92,318	92,731	395,739	355,112	328,150	332,368	329,327
Operating Income	47,049	50,132	177,424	194,443	184,694	182,038	159,868
Interest Expense, net	(18,921)	(21,711)	(80,326)	(83,003)	(87,783)	(94,725)	(96,312)
Interest and Other Income	3,390	729	7,915	2,569	4,563	3,756	7,685
Gain on Sale and Acquisition of Real Estate Joint Venture and Partnership Interests	—	1,915	—	48,322	879	1,718	33,670
(Provision) Benefit for Income Taxes	(2,018)	164	17	(6,856)	(52)	1,261	(7,046)
Equity in Earnings of Real Estate Joint Ventures and Partnerships, net (a)	9,108	5,531	27,074	20,642	19,300	22,317	35,112
Income from Continuing Operations	38,608	36,760	132,104	176,117	121,601	116,365	132,977
Operating Income from Discontinued Operations	—	—	—	—	—	342	12,214
Gain on Sale of Property from Discontinued Operations	—	—	—	—	—	44,582	119,203
Income from Discontinued Operations	—	—	—	—	—	44,924	131,417
Gain on Sale of Property	132,045	32,416	218,611	100,714	59,621	146,290	762
Net Income	170,653	69,176	350,715	276,831	181,222	307,579	265,156
Less: Net Income Attributable to Noncontrolling Interests	(2,686)	(25,034)	(15,441)	(37,898)	(6,870)	(19,571)	(44,894)
Net Income Adjusted for Noncontrolling Interests	167,967	44,142	335,274	238,933	174,352	288,008	220,262
Dividends on Preferred Shares	—	—	—	—	(3,830)	(10,840)	(18,173)
Redemption Costs of Preferred Shares	—	—	—	—	(9,687)	—	(17,944)
Net Income Attributable to Common Shareholders	$167,967	$44,142	$335,274	$238,933	$160,835	$277,168	$184,145
Earnings Per Common Share - Basic	$1.31	$0.35	$2.62	$1.90	$1.31	$2.28	$1.52
Earnings Per Common Share - Diluted	$1.30	$0.34	$2.60	$1.87	$1.29	$2.25	$1.50

(a)	See Page 23 for the Company’s pro rata share of the operating results of its unconsolidated real estate joint ventures and partnerships.

Weingarten Realty Investors
Condensed Consolidated Balance Sheets
(in thousands, except per share amounts)

	December 31,
	2017	2016

ASSETS
Property	$4,498,859	$4,789,145
Accumulated Depreciation	(1,166,126)	(1,184,546)
Property Held for Sale, net	54,792	479
Property, net	3,387,525	3,605,078

Investment in Real Estate Joint Ventures and Partnerships, net (a)	317,763	289,192
Total	3,705,288	3,894,270

Unamortized Lease Costs, net	181,047	208,063
Accrued Rent and Accounts Receivable (net of allowance for doubtful accounts of $7,516 in 2017 and $6,700 in 2016)	104,357	94,466
Cash and Cash Equivalents	13,219	16,257
Restricted Deposits and Mortgage Escrows	8,115	25,022
Other, net	184,613	188,850
Total Assets	$4,196,639	$4,426,928

LIABILITIES AND EQUITY
Debt, net	$2,081,152	$2,356,528
Accounts Payable and Accrued Expenses	116,463	116,859
Other, net	189,182	191,887
Total Liabilities	2,386,797	2,665,274

Commitments and Contingencies	—	—
Deferred Compensation Share Awards	—	44,758

Equity:
Shareholders' Equity:
Common Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 275,000; shares issued and outstanding: 128,447 in 2017 and 128,072 in 2016	3,897	3,885
Additional Paid-In Capital	1,772,066	1,718,101
Net Income Less Than Accumulated Dividends	(137,065)	(177,647)
Accumulated Other Comprehensive Loss	(6,170)	(9,161)
Total Shareholders' Equity	1,632,728	1,535,178
Noncontrolling Interests	177,114	181,718
Total Equity	1,809,842	1,716,896
Total Liabilities and Equity	$4,196,639	$4,426,928

(a)	This represents the Company’s investment of its unconsolidated real estate joint ventures and partnerships. See page 23 for additional information.

Weingarten Realty Investors
Funds From Operations Attributable to Common Shareholders
(in thousands, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2017	2016	2017	2016
Funds From Operations Attributable to Common Shareholders (NAREIT FFO)
Numerator:
Net income attributable to common shareholders	$167,967	$44,142	$335,274	$238,933
Depreciation and amortization of real estate	40,746	42,847	166,125	162,989
Depreciation and amortization of real estate of unconsolidated real estate joint ventures and partnerships	3,380	3,774	14,020	15,118
Impairment of operating properties and real estate equity investments	240	—	12,247	—
Impairment of operating properties of unconsolidated real estate joint ventures and partnerships	—	—	—	326
(Gain) on acquisition including associated real estate equity investment	—	—	—	(46,398)
(Gain) on sale of property and interests in real estate equity investments	(131,393)	(34,024)	(217,659)	(101,124)
(Gain) on dispositions of unconsolidated real estate joint ventures and partnerships	(4,209)	(538)	(6,187)	(3,693)
Provision (benefit) for income taxes (1)	1,232	—	(711)	—
Noncontrolling interests (2)	(539)	22,245	5,424	25,521
Other	(8)	(8)	(16)	(16)
NAREIT FFO - Basic	77,416	78,438	308,517	291,656
Income attributable to operating partnership units	—	499	3,084	1,996
NAREIT FFO - Diluted	77,416	78,937	311,601	293,652
Adjustments for Core FFO:
Other impairment loss	2	55	3,031	98
Provision (benefit) for income taxes	223	—	(729)	7,024
(Gain) on extinguishment of debt	—	—	—	(1,679)
Acquisition costs	—	622	—	1,782
Severance costs	1,378	—	1,378	—
Storm damage costs	1,018	—	1,822	—
Recovery of pre-development costs	(949)	—	(949)	—
Other	(612)	(254)	2,292	17
Core FFO - Diluted	$78,476	$79,360	$318,446	$300,894

Denominator:
FFO weighted average number of common shares outstanding - Basic	127,816	127,476	127,755	126,048
Effect of dilutive securities:
Share options and awards	848	933	870	1,059
Operating partnership units	—	1,462	1,446	1,462
FFO weighted average number of common shares outstanding - Diluted	128,664	129,871	130,071	128,569

NAREIT FFO Per Common Share - Basic	$0.61	$0.62	$2.41	$2.31

NAREIT FFO Per Common Share - Diluted	$0.60	$0.61	$2.40	$2.28
Adjustments for Core FFO per common share:
Other impairment loss	—	—	0.02	—
Provision (benefit) for income taxes	—	—	—	0.05
(Gain) on extinguishment of debt	—	—	—	(0.01)
Acquisition costs	—	—	—	0.02
Severance costs	0.01	—	0.01	—
Storm damage costs	0.01	—	0.01	—
Recovery of pre-development costs	(0.01)	—	(0.01)	—
Other	—	—	0.02	—
Core FFO Per Common Share - Diluted	$0.61	$0.61	$2.45	$2.34

(1) Effective January 1, 2017 includes the applicable taxes related to gains and impairments of operating properties.
(2) Related to gains, impairments and depreciation on operating properties, where applicable.

Weingarten Realty Investors
Supplemental Income Statement Detail
(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2017	2016	2017	2016
Rentals, net
Base minimum rent, net	$103,429	$107,409	$421,555	$414,080
Straight line rent	1,572	1,641	5,707	6,536
Over/Under-market rentals, net	784	1,222	3,748	2,144
Percentage rent	1,381	1,255	4,432	4,397
Tenant reimbursements	28,632	27,980	125,201	110,108
Total	$135,798	$139,507	$560,643	$537,265

Other Income
Recurring fee income	$1,917	$1,776	$6,698	$6,317
Non-Recurring fee income	—	23	110	194
Miscellaneous revenue	1,617	1,260	5,098	4,606
Lease cancellation revenue	35	297	614	1,173
Total	$3,569	$3,356	$12,520	$12,290

Interest Expense, net
Interest paid or accrued	$19,790	$21,995	$82,404	$85,134
Gain on extinguishment of debt	—	—	—	(2,037)
Amortization of debt deferred costs	987	855	3,890	3,515
Over/Under-market mortgage adjustment of acquired properties, net	(302)	(245)	(1,100)	(953)
Gross interest expense	20,475	22,605	85,194	85,659
Capitalized interest	(1,554)	(894)	(4,868)	(2,656)
Total	$18,921	$21,711	$80,326	$83,003

Interest and Other Income
Deferred compensation investment income	$1,413	$538	$5,651	$1,995
Other	1,977	191	2,264	574
Total	$3,390	$729	$7,915	$2,569

Supplemental Analyst Information

Equity in Earnings of Real Estate Joint Ventures and Partnerships, net
Net income from unconsolidated real estate joint ventures and partnerships	$8,361	$4,651	$23,716	$17,847
Intercompany fee income reclass	622	682	2,571	2,574
Other adjustments	125	198	787	221
Equity in earnings of real estate joint ventures and partnerships, net	$9,108	$5,531	$27,074	$20,642

Dividends (1)
Common Dividends per Share	$1.135	$0.365	$2.290	$1.460

Common Dividends Paid as a % of Reported Funds from Operations - Basic	188.3%	59.6%	95.3%	63.5%

Common Dividends Paid as a % of Core Funds from Operations - Basic	185.8%	59.3%	93.2%	61.9%

General and Administrative Expenses
General and Administrative Expenses/Total Revenue	5.6%	5.0%	5.0%	5.0%

General and Administrative Expenses/Total Assets before Depreciation	0.15%	0.13%	0.53%	0.49%

Net Operating Income Additional Disclosures

Minority Interests Share of Net Operating Income and Other Adjustments	$(1,456)	$(2,155)	$(5,667)	$(8,441)

Pro rata Share of Unconsolidated Joint Ventures
Revenues	13,024	13,343	53,653	53,013
Operating expense	(2,465)	(2,476)	(9,361)	(10,438)
Real estate taxes	(1,759)	(1,632)	(7,489)	(6,787)

Net Operating Income from Sold Properties	2,374	7,801	21,113	35,544

(1) 2017 dividends include a special dividend paid in Q4 2017 totaling $.75 due to gains on dispositions of properties.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Supplemental Balance Sheet Detail
(in thousands)

	December 31,
	2017	2016

Property
Land	$1,068,022	$1,107,072
Land held for development	69,205	82,953
Land under development	48,985	51,761
Buildings and improvements	3,232,074	3,489,685
Construction in-progress	80,573	57,674
Total	$4,498,859	$4,789,145

Straight Line Rent Receivable
	$62,702	$62,955

Other Assets, net
Notes receivable and mortgage bonds, net	$27,063	$28,784
Debt service guaranty asset	64,145	67,125
Non-qualified benefit plan assets	31,500	26,331
Out-of-market leases, net	26,834	31,016
Investments	11,695	12,910
Deferred income tax asset	7,587	10,834
Interest rate derivative	2,035	126
Unamortized debt costs, net	2,255	3,229
Other	11,499	8,495
Total	$184,613	$188,850

Other Liabilities, net
Deferred revenue	$9,197	$9,535
Non-qualified benefit plan liabilities	69,257	61,916
Deferred income tax payable	7,250	11,640
Out-of-market leases, net	77,722	87,769
Other	25,756	21,027
Total	$189,182	$191,887

Identified Intangible Assets and Liabilities
Identified Intangible Assets:
Above-market leases (included in Other Assets, net)	$44,231	$44,595
Above-market leases - Accumulated Amortization	(17,397)	(13,579)
Below-market assumed mortgages (included in Debt, net)	—	1,671
Below-market assumed mortgages - Accumulated Amortization	—	(1,564)
In place leases (included in Unamortized Lease Costs, net)	224,201	232,528
In place leases - Accumulated Amortization	(96,202)	(82,571)
Total	$154,833	$181,080

Identified Intangible Liabilities:
Below-market leases (included in Other Liabilities, net)	$105,794	$110,878
Below-market leases - Accumulated Amortization	(28,072)	(23,109)
Above-market assumed mortgages (included in Debt, net)	10,063	10,375
Above-market assumed mortgages - Accumulated Amortization	(6,081)	(5,186)
Total	$81,704	$92,958

Weingarten Realty Investors
Capitalization and Debt Coverage Ratios
(in thousands, except common share data and percentages)

	December 31,
	2017	2016

Common Share Data
Closing Market Price	$32.87	$35.79

Capitalization
Debt	$2,081,152	$2,356,528
Common Shares at Market	4,222,053	4,583,697
Operating Partnership Units at Market	47,070	52,325
Total Market Capitalization (As reported)	$6,350,275	$6,992,550
Debt to Total Market Capitalization (As reported)	32.8%	33.7%
Debt to Total Market Capitalization (As reported at a constant share price of $35.79)	30.9%	33.7%
Debt to Total Market Capitalization (Pro rata)	33.5%	34.4%

Capital Availability
Revolving Credit Facility	$500,000	$500,000
Less:
Balance Outstanding Under Revolving Credit Facility	—	245,000
Outstanding Letters of Credit Under Revolving Facility	6,390	4,860
Unused Portion of Credit Facility	$493,610	$250,140

Significant Covenant Ratios
	Restrictions
Debt to Asset Ratio (Public)	Less than 60.0%	40.7%	44.3%
Secured Debt to Asset Ratio (Public)	Less than 40.0%	8.1%	8.3%
Unencumbered Asset Test (Public)	Greater than 150%	264.4%	241.0%
Fixed Charge Coverage (Revolver) (Pro rata EBITDA/ (interest expense + scheduled principal payments))	Greater than 1.5x	3.9x	3.8x

Net Debt to Adjusted EBITDA
EBITDA (Current Quarter)	$232,578	$134,097
Gain on Sale of Real Estate	(136,254)	(34,869)
Ground Rent	241	251
Other Adjustments	1,330	55
Adjusted EBITDA	$97,895	$99,534

Net Debt (less cash & equivalents)	$2,067,933	$2,340,271
Net Debt to Adjusted EBITDA (annualized)	5.28x	5.88x

Credit Ratings
	S&P	Moody's
Senior Debt	BBB	Baa1
Outlook	Stable	Stable

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Guidance

2018 Guidance

Net income attributable to common shareholders	$2.24 - $2.34
Depreciation and amortization	1.20 - 1.22
(Gain) on sale of property and interests in RE equity investments	(1.19) - (1.25)
NAREIT FFO - Basic	2.25 - 2.31
Income attributable to operating partnership units	0.02 - 0.02
NAREIT FFO Per Common Share - Diluted	$2.27 - $2.33
(Gain) on extinguishment of debt	(0.01) - (0.01)
Other	0.01 - 0.01
Core FFO Per Common Share - Diluted	$2.27 - $2.33

Portfolio Activity ($ in millions)
Acquisitions	$50 - $150

Re / New Development	$125 - $175

Dispositions	$250 - $450

Operating Information
Same Property Net Operating Income with redevelopments	+2.5% to +3.5%

Same Property Net Operating Income without redevelopments	+2.0% to +3.0%

2018 Annual Guidance Rollforward
	Low	High	Notes
2017 Core FFO Per Common Share - Diluted	$2.45	$2.45
Same Property NOI Growth with redevelopments	0.06	0.09	Guidance of 2.5% - 3.5%

Investment Activity
2017 Dispositions	(0.17)	(0.17)
2018 Dispositions	(0.15)	(0.18)	Guidance of $250M - $450M
2018 Acquisitions	0.01	0.02	Guidance of $50M - $150M
Incremental New Development NOI	0.01	0.01
Net Investment Activity	(0.30)	(0.32)

Net G&A Expense	(0.01)	0.00	Guidance of $25M - $26M
Net Interest Expense	0.07	0.08	Guidance of $70M - $71M
2017 Deferred Tax Adj	0.01	0.01
All Other	(0.01)	0.02

2018 Core FFO Per Common Share - Diluted	$2.27	$2.33

Investment Activity

Weingarten Realty Investors
Capital Expenditures
(at pro rata share)
(in thousands)

	Three Months Ended December 31, 2017	Twelve Months Ended December 31, 2017	Twelve Months Ended December 31, 2016
Acquisitions	$—	$1,900	$514,756
New Development	18,085	93,120	67,722
Redevelopment	6,965	30,436	32,185
Building and Site Improvements	5,791	24,354	20,474
Tenant Finish	4,696	23,808	24,989
External Leasing Commissions	1,328	4,357	5,429
Capital Expenditures	$36,865	$177,975	$665,555

Note:
Internal Leasing Fees are approximately $9.6 million and $8.7 million for the twelve months ended December 31, 2017 and 2016, respectively.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
New Development
As of December 31, 2017
(at pro rata share, except multi-family units)
(in thousands, except percentages and multi-family units)

New Development

			Net SF/Units		Total	Cost	Cost	Completed		Est./Act.
			by Product	Percent	Estimated	Incurred-	Incurred -	Inception-	Est. Final	Stabilized	Key Tenants /
	Center	MSA	Type	Leased	Investment	Year-To-Date	To-Date	To-Date	ROI%	Quarter	Description
	Active Developments
1	The Whittaker	Seattle, WA	Retail = 63 SF	93.1%	$31,273	$26,460	$26,698	$26,061		2H 18	Whole Foods
2	West Alex	Alexandria, VA	Retail = 100 SF	16.3%	197,024	30,393	76,586	—		2H 22	Harris Teeter
			Office = 23 SF
			MF = 278 Units
3	Centro Arlington (1)	Arlington, VA	Retail = 65 SF	14.2%	134,772	36,267	37,152	—		2H 20	Harris Teeter
			MF = 366 Units
	Total Active Developments			21.4%	$363,069	$93,120	$140,436	$26,061	5.5%

	QTD Completed	YTD Completed	1Q'18E	2Q'18E	3Q'18E	4Q'18E	1Q'19E	Remaining Balance
Completion ($)	$5,691	$26,061	—	$0 - $1,500	$0 - $4,600	$0 - $3,700	$0 - $3,900	$296,100 - $301,100
Weighted Return (%)	6.3%	6.7%	—	0%	6.5% - 7.0%	6.5% - 7.0%	6.5% - 7.0%	5.3% - 5.8%
Net Operating Income (Annualized)	$361	$1,751	—	$0 - $10	$0 - $320	$0 - $260	$0 - $270	$15,600 - $17,340

(1) WRI will participate in the development of this mixed-use property. WRI has a 90% equity interest in the property and is committed to fund an additional $93 million in equity and debt.

The Company cannot guarantee that (i) ROI will be generated at the percentage listed or at all, (ii) total estimated investment associated with these projects will be equal to the actual investment, (iii) project completion or stabilization will occur when anticipated or (iv) that the Company will ultimately complete any of these projects. The ROI and total estimated investment reflect the Company's best estimate based upon current information, may change over time and are subject to certain conditions which are beyond the Company's control, including, without limitation, general economic conditions, market conditions and other business factors.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Redevelopment
As of December 31, 2017
(at pro rata share)
(in thousands, except percentages)

Redevelopment (1)

			Included	Total	Cost	Cost	%	Est./Act.	Est./Act.	Est./Act.
			in SPNOI	Estimated	Incurred -	Incurred -	Placed in	Incremental	Anchor	Stabilized
	Center	MSA	w/redev (2)	Investment	Year-To-Date	To-Date	Service (3)	ROI%	Opening	Quarter	Key Tenants / Description

	Large Redevelopments (incremental investment) (4)
1	River Oaks Shopping Center	Houston, TX	N (5)	$150,000	$3,631	$3,631	—	5.5 - 7.5%	NA	2H 21	30-Story Residential High-Rise and 10,000 SF Retail
2	Sunset Point 19	Clearwater, FL	Y	23,090	9,166	10,857	44%	11.0 - 13.0%	1H 18	2H 18	Total Center redevelopment with three new shop space buildings
3	Winter Park Corners	Orlando, FL	Y	12,082	396	396	—	9.0 - 11.0	1H 19	1H 19	30,000 SF Sprouts; 12,250 SF and 1,200 SF new shop space buildings
	Total Large Redevelopments			$185,172	$13,193	$14,884	32%	6.5 - 8.5%

	Other Redevelopments (13 Properties)			43,664	14,766	19,863	30%	11.0 - 13.0%

	Total Active Redevelopments			$228,836	$27,959	$34,747	31%	7.5 - 9.5%

	Completed Redevelopments (11 Properties)			$55,641	$2,477	$54,489	97%	12.0 -13.0%

Summary of asset allocation (6):	Developments	Redevelopments	Total
Land	$1,387	$—	$1,387
Land Under Development	48,399		48,399
Building and Improvements	15,168	28,648	43,816
CIP	37,209	6,099	43,308
Other various accounts	38,273		38,273
Property	$140,436	$34,747	$175,183

Cash NOI Summary (6)
Cash NOI included for the Three Months Ended December 31, 2017:	$403	$401	$804

(1) Redevelopment is defined where GLA is added either through new construction or expansion of an existing space or where incremental investment is over $5 million.
(2) A property is removed from the Company's same store portfolio if the project is considered to significantly impact the existing property's NOI and activities have begun in anticipation of the project.

(3) Represents the percentage of project GLA for which the leases of the applicable tenants have commenced.
(4) Large Redevelopment is defined where Total Estimated Investment exceeds $10 million on an individual project.
(5) Project is in the planning stage. Until material investment is made, the property will remain in SPNOI.
(6) From Active Development and Redevelopment Properties only.

The Company cannot guarantee that (i) ROI will be generated at the percentage listed or at all, (ii) total estimated investment associated with these projects will be equal to the actual investment, (iii) project completion or stabilization will occur when anticipated or (iv) that the Company will ultimately complete any of these projects. The ROI and total estimated investment reflect the Company's best estimate based upon current information, may change over time and are subject to certain conditions which are beyond the Company's control, including, without limitation, general economic conditions, market conditions and other business factors.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Land Held for Development
As of December 31, 2017
(in thousands, except acres and percentages)

	Ownership Interest	Gross Acres	Investment (1)
Location			100%	Pro Rata

New Development Phased Projects
Highway 17 and Highway 210, Surf City, NC	100.0%	45.5
US Hwy. 1 and Caveness Farms Rd., Wake Forest, NC	100.0%	22.7
US 77 & FM 802, Brownsville, TX	100.0%	21.0
Hwy. 85 & Hwy. 285, Sheridan, CO	100.0%	8.6
US Hwy. 17 & US Hwy. 74/76, Leland, NC	100.0%	8.3
Belle Terre Pkwy. & State Rd. 100, Palm Coast, FL	100.0%	6.7
SR 207 & Rolling Hills Drive, St. Augustine, FL	70.0%	5.2
29th St. at Nolana Loop, McAllen, TX	50.0%	3.8
FM 2920 and Future 249, Tomball - Houston, TX	100.0%	2.2
Total New Development Phased Projects		124.0	$18,624	$17,138
Other Raw Land
FM 1957 (Potranco Rd.) and FM 211, San Antonio, TX	50.0%	129.4
South Fulton Parkway and SH 92, Union City - Atlanta, GA	100.0%	81.6
SH 281 & Wilderness Oaks, San Antonio, TX	100.0%	29.2
Lon Adams Rd. at Tangerine Farms Rd. - Marana, AZ	100.0%	9.7
SH 151 & Ingram Rd., San Antonio, TX	66.7%	5.8
Rock Prairie Rd. at Hwy. 6, College Station, TX	100.0%	5.3
Shary Road and US Hwy. 83, Mission, TX	50.0%	4.0
Leslie Rd. at Bandera Rd., Helotes, TX	100.0%	1.7
Other	100.0%	21.3
Total Raw Land		288.0	$51,326	$37,820

Total Land Held For Development Properties		412.0	$69,950	$54,958

(1) Net of impairment and valuation adjustments.

Notes:
Land costs account for $58.6 million of total investment at 100%, $44.3 million at pro rata share.
Categorization based upon proximity to development property and does not indicate future development pipeline.

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Disposition and Acquisition Summary
For the Period Ended December 31, 2017
(at pro rata share)
(in thousands, except percentages)

Center	City/State	Sq. Ft. at 100%	Date Acquired	Purchase Price	Yield (1)

Acquisitions
Red Mountain Gateway Pad	Mesa, AZ	N/A	03/31/17
Oak Forest Pad	Houston, TX	4	09/22/17

Total Acquisitions				$1,900	—%

			Date Sold	Sales Proceeds	Weighted Sales Cap
Dispositions
1st Quarter
Lyons Avenue Shopping Center	Houston, TX	68	01/13/17
Palms of Carrollwood	Tampa, FL	168	02/14/17
Mohave Crossroads Pad	Bullhead City, AZ	N/A	02/28/17
Gateway Station	Fort Worth, TX	85	03/09/17
Decatur 215 Pad	Las Vegas, NV	3	03/22/17
Stevens Ranch Pad	San Antonio, TX	N/A	03/28/17

2nd Quarter
Humblewood Shopping Center	Houston, TX	183	04/07/17
Mohave Crossroads	Bullhead City, AZ	184	04/13/17
Broadway Shopping Center	Galveston, TX	76	04/21/17
Eastpark Shopping Center Pad	Houston, TX	N/A	06/01/17
K-Mart Plaza*	Lake Charles, LA	217	06/06/17

3rd Quarter
Bartlett Towne Center	Bartlett, TN	197	07/11/17
Marshalls Plaza	Modesto, CA	79	07/21/17
Discovery Plaza	Sacramento, CA	90	07/25/17
North Towne Plaza Pad	Brownsville, TX	N/A	07/26/17
Shops at Whitehall Commons	Charlotte, NC	43	09/14/17
Brookwood Square	Austell, GA	183	09/28/17
Whole Foods at Carrollwood	Tampa, FL	37	09/28/17

4th Quarter
Buena Vista Marketplace	Duarte, CA	93	10/06/17
Crabtree Towne Center	Raleigh, NC	9	10/10/17
Surf City Crossing Shopping Center Pad	Hampstead, NC	N/A	10/18/17
Green Valley Plaza*	Denver, CO	49	11/16/17
Market at Town Center	Sugar Land, TX	424	11/30/17
Danville Plaza	Monroe, LA	138	12/08/17
Flamingo Pines Plaza	Pembroke Pines, FL	139	12/20/17
Tomball Marketplace Pad	Tomball, TX	N/A	12/20/17
Summerhill Plaza	Citrus Heights, CA	133	12/21/17

Total 2017 Dispositions				$444,088	6.88%

Subsequent to Year-End
League City Plaza ROW	League City, TX	N/A	01/17/18
Moore Plaza	Corpus Christi, TX	371	01/18/18
Horne Street Market	Fort Worth, TX	10	01/18/18
Best in the West	Las Vegas, NV	428	02/09/18
Tates Creek Centre	Lexington, KY	196	02/09/18
Millpond Center	Lexington, KY	125	02/09/18

2018 YTD Dispositions				$220,599	7.46%

(1) Economics reflect WRI's pro rata ownership interest, excluding the incremental return from fee income.
* Unconsolidated real estate joint venture activity

Summary of Debt

Weingarten Realty Investors
Debt Information
(in thousands, except percentages)

	December 31, 2017	4th Quarter Weighted Average Rate (1)	December 31, 2016	4th Quarter Weighted Average Rate (1)
Outstanding Balance Summary
Mortgage Debt	$393,981	4.56%	$423,791	5.10%
3.375% Notes due 2022	299,402	3.38%	299,288	3.38%
3.5% Notes due 2023	299,196	3.50%	299,059	3.50%
4.45% Notes due 2024	249,338	4.45%	249,241	4.45%
3.85% Notes due 2025	248,516	3.85%	248,346	3.85%
3.25% Notes due 2026	248,140	3.25%	247,957	3.25%
Term Loan (2)	200,000	2.47%	200,000	2.47%
Unsecured Notes Payable (MTN)	66,285	6.70%	66,290	6.00%
Revolving Credit Agreements (3)	—	2.17%	245,000	1.39%
Obligations under Capital Leases	21,000	7.98%	21,000	7.94%
Unamortized Loan Costs	(8,851)		(10,569)
Subtotal Consolidated Debt	2,017,007	3.85%	2,289,403	3.89%
Debt Service Guarantee Liability (4)	64,145		67,125
Total Consolidated Debt - As Reported	$2,081,152	3.85%	$2,356,528	3.89%

	As Reported
Weighted Average Interest Rates (1)
Three months ended 12/31/17	3.85%
Twelve months ended 12/31/17	3.80%
Three months ended 12/31/16	3.89%
Twelve months ended 12/31/16	3.98%

(1)	Weighted average interest rates exclude the effects of ASC 805 "Business Combinations", revolver facility fee, and other loan costs related to financing.

(2)	Term Loan has a floating rate of LIBOR + 97.5 bps and has been swapped to a fixed rate of 2.47%. The weighted average interest rate reflects the fixed rate.

(3)
Weighted average revolving interest rate excludes the effect of the facility fee of 15 basis points on the total commitment paid quarterly in arrears. The weighted average revolving interest rate with the facility fee was 4.95% and 1.88% in the fourth quarters 2017 and 2016, respectively.

(4)	Debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

Weingarten Realty Investors
Debt Information Additional Disclosure
(at pro rata share)
(in thousands, except percentages)

	Debt Balance	Weighted Average Rate (1)	% of Total	Weighted Average Remaining Life (yrs)
Fixed vs. Variable Rate Debt (includes the effect of interest rate swaps)
As of December 31, 2017
Fixed-rate debt	$2,131,968	3.86%	99.2%	6.02
Variable-rate debt	17,889	2.43%	0.8%	0.50
Total	$2,149,857	3.83%	100.0%	5.97

As of December 31, 2016
Fixed-rate debt	$2,159,732	4.03%	89.0%
Variable-rate debt	266,759	1.67%	11.0%
Total	$2,426,491	3.86%	100.0%

Secured vs. Unsecured Debt
As of December 31, 2017
Secured Debt	$482,395	4.54%	22.4%	5.39
Unsecured Debt	1,667,462	3.62%	77.6%	6.14
Total	$2,149,857	3.83%	100.0%	5.97

As of December 31, 2016
Secured Debt	$513,091	4.94%	21.1%
Unsecured Debt	1,913,400	3.56%	78.9%
Total	$2,426,491	3.86%	100.0%

Additional Information	December 31,		December 31,
Reconciling items to pro rata debt	2017		2016
Noncontrolling Interests and Other Adjustments	(39,338)		(39,960)
WRI Share of Unconsolidated Joint Ventures	108,043		109,923

Weighted Average Interest Rates (1)
Three months ended 12/31/17		3.83%
Twelve months ended 12/31/17		3.78%
Three months ended 12/31/16		3.86%
Twelve months ended 12/31/16		3.98%

(1) Weighted average interest rates exclude the effects of ASC 805 "Business Combinations", revolver facility fee, and other loan costs related to financing.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Schedule of Maturities
As of December 31, 2017
(in thousands, except percentages)

	As Reported
	Maturities	Weighted Average Rate (2)
2018	$113,427	5.41%
2019	56,245	5.14%
2020	237,779	2.91%	(3)
2021	17,667	4.04%
2022	307,614	3.40%
2023	305,694	3.51%
2024	255,954	4.44%
2025	303,302	3.93%
2026	277,291	3.55%
2027	38,288	6.52%
Thereafter	93,024	4.23%
Subtotal	2,006,285

Revolving Credit Agreements	—	1.83%
Other (1)	74,867
Total	$2,081,152	3.80%

(1)
Other includes capital leases, ASC 805 “Business Combinations” adjustment, debt service guarantee liability, market value of swaps, discounts on notes, and debt issuance costs. The debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

(2)	Weighted average interest rates exclude the effects of ASC 805 “Business Combinations”, revolver facility fee paid quarterly on total commitment in arrears, and other loan costs related to financing.

(3)	Year 2020 includes the Term Loan ($200 million) which is at a floating rate of LIBOR + 97.5 bps that has been swapped to a fixed rate of 2.47%. The weighted average rate reflects the fixed rate.

Weingarten Realty Investors
Schedule of Maturities Additional Disclosure
As of December 31, 2017
(at pro rata share)
(in thousands, except percentages)

	Maturities	Weighted Average Rate (2)		Floating Rate	Fixed Rate	Secured	Unsecured
2018	$77,617	5.35%		$17,889	$59,728	$68,047	$9,570
2019	59,804	5.07%			59,804	59,804	—
2020	293,293	3.23%	(3)	200,000	93,293	93,293	200,000
2021	53,174	4.06%			53,174	53,174	—
2022	308,648	3.40%			308,648	8,648	300,000
2023	306,785	3.52%			306,785	6,785	300,000
2024	257,105	4.44%			257,105	7,105	250,000
2025	304,453	3.94%			304,453	54,453	250,000
2026	278,182	3.56%			278,182	5,212	272,970
2027	42,213	6.33%			42,213	8,468	33,745
Thereafter	93,730	4.21%			93,730	93,730
Subtotal	2,075,004			217,889	1,857,115	458,719	1,616,285

Revolving Credit Agreements	—	1.83%		—			—
Other (1)	74,853				74,853	23,676	51,177
Swap Maturities:
2020				(200,000)	200,000
Total	$2,149,857	3.78%		$17,889	$2,131,968	$482,395	$1,667,462

(1)	Other includes capital leases, fair value adjustments, debt service guarantee liability, market value of swaps, discounts on notes, and debt issuance costs.
The debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

(2)	Weighted average interest rates exclude the effects of fair value adjustments, revolver facility fee paid quarterly on total commitment in arrears, and other loan costs related to financing.

(3)	Year 2020 includes the Term Loan ($200 million) which is at a floating rate of LIBOR + 97.5 bps that has been swapped to a fixed rate of 2.47%. The weighted average rate reflects the fixed rate.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Joint Ventures

Weingarten Realty Investors
Unconsolidated Joint Venture Financial Information at 100%
(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
Condensed Statements of Income	2017	2016	2017	2016

Revenues:
Base minimum rent, net	$24,455	$26,120	$99,798	$104,193
Straight line rent	158	(408)	(190)	164
Over/Under-market rentals, net	66	44	288	800
Percentage rent	349	375	848	594
Tenant reimbursements	7,903	7,987	32,201	31,023
Other income	306	255	4,474	1,542
Total	33,237	34,373	137,419	138,316

Expenses:
Depreciation and amortization	8,419	9,177	34,818	38,242
Interest, net	2,908	3,146	11,836	16,076
Operating	6,221	6,243	23,876	26,126
Real estate taxes, net	4,371	4,199	18,865	17,408
General and administrative	100	128	623	816
Provision for income taxes	35	43	112	113
Impairment loss	—	—	—	1,303
Total	22,054	22,936	90,130	100,084

Gain on sale of non-operating property	—	—	—	373
Gain on dispositions	8,529	2,154	12,492	14,816

Net income	$19,712	$13,591	$59,781	$53,421

Condensed Balance Sheets
			December 31,
			2017	2016

ASSETS

Property			$1,241,004	$1,196,770
Accumulated depreciation			(285,033)	(261,392)
Property, net			955,971	935,378

Other assets, net			115,743	114,554

Total			$1,071,714	$1,049,932

LIABILITIES AND EQUITY

Debt, net			$298,124	$301,480
Amounts payable to Weingarten Realty Investors and Affiliates			12,017	12,585
Other liabilities, net			24,759	24,902
Total			334,900	338,967

Equity			736,814	710,965

Total			$1,071,714	$1,049,932

Note:
The financial information on this page is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Unconsolidated Joint Venture Financial Information
(at pro rata share)
(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
Condensed Statements of Income	2017	2016	2017	2016
Revenues:
Base minimum rent, net	$9,676	$10,342	$39,398	$40,292
Straight line rent	8	(278)	(120)	(136)
Over/Under-market rentals, net	(8)	(26)	(29)	(10)
Percentage rent	117	148	330	245
Tenant reimbursements	3,099	3,048	12,858	11,934
Other income	132	109	1,216	688
Total	13,024	13,343	53,653	53,013

Expenses:
Depreciation and amortization	3,380	3,774	14,020	15,118
Interest, net	1,209	1,288	4,937	6,131
Operating	2,465	2,476	9,361	10,438
Real estate taxes, net	1,759	1,632	7,489	6,787
General and administrative	42	38	265	249
Provision for income taxes	17	22	52	53
Impairment loss	—	—	—	326
Total	8,872	9,230	36,124	39,102

Gain on sale of non-operating property	—	—	—	243
Gain on dispositions	4,209	538	6,187	3,693

Net income	$8,361	$4,651	$23,716	$17,847

Condensed Balance Sheets			December 31,
			2017	2016

ASSETS

Property			$491,105	$455,485
Accumulated depreciation			(106,299)	(97,574)
Property, net			384,806	357,911

Notes receivable from real estate joint ventures and partnerships			4,161	4,404
Unamortized lease costs, net			13,954	15,432
Accrued rent and accounts receivable (net of allowance for doubtful accounts of $285 in 2017 and $283 in 2016)			10,814	9,949
Cash and cash equivalents			16,775	15,160
Restricted deposits and mortgage escrows			—	188
Out-of-market leases, net			1,074	1,451
Other assets, net			1,947	4,725
Total			$433,531	$409,220

LIABILITIES AND EQUITY

Debt, net			$108,024	$110,012
Amounts payable to Weingarten Realty Investors and Affiliates			5,154	5,669
Accounts payable and accrued expenses			6,403	6,014
Deferred revenue			939	995
Out-of-market leases, net			3,236	3,583
Other liabilities, net			337	483
Total			124,093	126,756

Equity			309,438	282,464

Total			$433,531	$409,220
Notes:
The above pro rata share information includes only the real estate operations of joint ventures and partnerships at WRI's ownership percentages.

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships at 100%
December 31, 2017
(in thousands, except number of properties)

Joint Venture Partner	Number of Operating Properties (1)(2)	Total GLA	Total Assets	Total Debt

TIAA Florida Retail LLC	2	431	$124,205	$—
Collins	8	1,163	114,508	17,838
AEW - Institutional Client	5	437	101,910	—
BIT Retail	3	721	139,794	—
Jamestown	6	1,216	145,915	169,321
Fidelis Realty Partners	1	491	128,146	73,720
Sleiman Enterprises	2	170	17,370	13,451
Bouwinvest	3	359	168,461	—
Other	5	845	131,405	23,794

Total	35	5,833	$1,071,714	$298,124

Joint Venture Description

TIAA Florida Retail LLC	Joint venture with an institutional partner, TIAA-CREF Global Real Estate
Collins	Primarily a development joint venture in the Texas Rio Grande Valley
AEW - Institutional Client	Joint venture with an institutional partner through AEW Capital Management
BIT Retail	Retail joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust
Jamestown	Retail joint venture in Florida
Fidelis Realty Partners	Retail joint venture in Texas
Sleiman Enterprises	Retail joint venture in Florida
Bouwinvest	Retail joint venture with West Coast focus

(1) Excludes land held for development.
(2) Excludes additional consolidated joint ventures such as AEW Capital Management.

Weingarten Realty Investors
Unconsolidated Joint Venture Mortgage Debt Information at 100%
As of December 31, 2017
(in thousands, except number of properties, percentages and term)

Balance Summary

Joint Venture Partner	# of Mortgaged Properties (2)	Mortgage Balance (1)(2)	Average Interest Rate	Average Remaining Term (yrs)

Collins	2	$18,062	6.2%	7.2
Jamestown	6	169,983	2.7%	3.7
Fidelis Realty Partners	1	73,813	4.3%	2.9
Sleiman Enterprises	2	13,533	4.1%	8.4
Other	1	23,332	6.3%	2.7

Total	12	$298,723	3.6%	4.9

Schedule of Maturities

	Maturities (1)(2)	Weighted Average Rate

2018	$6,353	4.9%
2019	6,444	4.9%
2020	93,010	4.8%
2021	173,015	3.6%
2022	2,069	5.3%
2023	2,182	5.2%
2024	2,303	5.2%
2025	2,302	5.2%
2026	1,781	5.1%
2027	7,851	5.3%
Thereafter	1,413	6.4%
Total	$298,723

(1)	Excludes non-cash debt related items.

(2)	Excludes additional consolidated joint ventures such as AEW Capital Management.
Note:
All mortgages are fixed rate.

Weingarten Realty Investors
Unconsolidated Joint Venture Mortgage Debt Information Additional Disclosure
As of December 31, 2017
(at pro rata share)
(in thousands, except percentages)

Schedule of Maturities

	Maturities (1)(2)	Weighted Average Rate

2018	$3,514	4.9%
2019	3,559	4.9%
2020	55,514	4.9%
2021	35,507	4.1%
2022	1,034	5.3%
2023	1,091	5.2%
2024	1,151	5.2%
2025	1,151	5.2%
2026	890	5.1%
2027	3,926	5.3%
Thereafter	706	6.4%
Total	$108,043

(1)	Excludes non-cash debt related items.

(2)	Excludes additional consolidated joint ventures such as AEW Capital Management.
Notes:
All mortgages are fixed rate.

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Portfolio Summary

Weingarten Realty Investors
Tenant Diversification by Percent of Base Minimum Rent
As of December 31, 2017
(at pro rata share)
(in thousands, except percentages and # of units)

Rank	Tenant Name (1)(2)	Credit Ranking (S&P / Moody's)	# of Units	Total Annualized Base Minimum Rent	% of Total Annualized Base Minimum Rent	Total SF	% of Total SF

1	The Kroger Co.	BBB/Baa1	24	$11,350	2.52%	1,387	5.27%
2	TJX Companies, Inc.	A+/A2	40	10,544	2.34%	1,043	3.97%
3	Ross Stores, Inc.	A-/A3	33	8,784	1.95%	721	2.74%
4	Whole Foods Market, Inc.	A+/Baa1	8	7,286	1.62%	347	1.32%
5	Petsmart, Inc.	CCC+/B1	23	7,178	1.59%	433	1.65%
6	H-E-B	N/A/N/A	8	7,171	1.59%	539	2.05%
7	Office Depot, Inc.	B/B1	24	5,603	1.24%	455	1.73%
8	Albertsons	N/A/N/A	14	5,484	1.22%	637	2.42%
9	Bed Bath & Beyond, Inc.	BBB/Baa1	18	5,432	1.20%	427	1.62%
10	24 Hour Fitness Inc.	B/B2	8	5,040	1.12%	225	0.85%
11	Best Buy, Inc.	BBB-/Baa1	10	5,027	1.12%	290	1.10%
12	Home Depot, Inc.	A/A2	4	4,700	1.04%	435	1.66%
13	Dollar Tree Stores, Inc.	BB+/Ba1	39	4,378	0.97%	394	1.50%
14	Petco Animal Supplies, Inc.	B/B2	17	3,632	0.81%	193	0.73%
15	Hobby Lobby Stores, Inc.	N/A/N/A	7	3,529	0.78%	415	1.58%
16	Gap, Inc.	BB+/Baa2	11	3,102	0.69%	160	0.61%
17	Walmart Stores, Inc.	AA/Aa2	6	3,035	0.67%	453	1.72%
18	Dick's Sporting Goods	N/A/N/A	5	2,926	0.65%	148	0.56%
19	JPMorgan Chase Bank	A+/Aa3	23	2,715	0.60%	85	0.32%
20	Starbucks Corporation	A-/A3	40	2,664	0.59%	64	0.24%
21	Barnes & Noble Inc.	N/A/N/A	6	2,585	0.57%	153	0.58%
22	Party City	B+/Ba3	16	2,496	0.55%	167	0.64%
23	Nordstrom Rack	BBB+/Baa1	4	2,366	0.52%	90	0.34%
24	Michaels Stores, Inc.	N/A/Ba2	11	2,350	0.52%	193	0.73%
25	Ascena Retail Group	B+/Ba3	21	2,328	0.52%	107	0.41%

	Grand Total		420	$121,705	26.99%	9,561	36.34%

(1)	Tenant Names:	DBA Names:
	The Kroger Co.	Kroger (11), Harris Teeter (6), Fry's Food (3), King Soopers (2), Ralph's (1), Smith's Food (1)
	TJX Companies, Inc.	Marshalls (18), T.J. Maxx (15), Home Goods (7)
	Ross Stores, Inc.	Ross Dress for Less (30), dd's Discounts (3)
	Office Depot, Inc.	Office Depot (15), Office Max (9)
	Albertsons	Safeway (6), Randall's (4), Albertsons (2), Von's (2)
	Bed Bath & Beyond, Inc.	Bed Bath & Beyond (10), Cost Plus (6), buybuy BABY (2)
	Dollar Tree Stores, Inc.	Dollar Tree (34), Family Dollar (5)
	Gap, Inc.	Old Navy (9), Gap (2)
	Walmart Stores, Inc.	Walmart Neighborhood Market (3), Walmart (2), Walmart Supercenter (1)
	Dick's Sporting Goods	Golf Galaxy (3), Dick's Sporting Goods (2)
	Michaels Stores, Inc.	Michaels (9), Aaron Brothers (2)
	Ascena Retail Group	Lane Bryant (8), Dressbarn (7), Justice (3), AnnTaylor (1), Catherines (1), Loft (1)

(2)	Target owns and occupies 24 units not included above.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Portfolio Operating Information
(at pro rata share)
(in thousands, except percentages and leases)

Leasing Activity / Rent Growth
Signed Leases

	Comparable:				Number of Leases	Square Feet	New Rent $/SF	Prior Rent $/SF	TI's $/SF	Cash Change in Base Rent	Weighted Average Term (Years)

	All Leases
	Quarter Ended December 31, 2017				215	681	$20.90	$19.26	$5.77	8.6%
	Quarter Ended September 30, 2017				192	720	20.55	17.63	11.10	16.6%
	Quarter Ended June 30, 2017				224	838	19.89	17.55	9.24	13.4%
	Quarter Ended March 31, 2017				276	1,518	17.31	15.81	2.76	9.5%
	Rolling 12 months				907	3,757	$19.16	$17.17	$6.35	11.6%

	New Leases
	Quarter Ended December 31, 2017				56	107	$31.37	$26.76	$36.74	17.2%	6.3
	Quarter Ended September 30, 2017				42	195	21.00	16.22	40.89	29.5%	8.4
	Quarter Ended June 30, 2017				42	144	23.17	16.16	53.83	43.4%	8.4
	Quarter Ended March 31, 2017				62	166	21.38	19.86	25.31	7.6%	7.6
	Rolling 12 months				202	612	$23.42	$19.04	$38.99	23.1%	7.7

	Renewals
	Quarter Ended December 31, 2017				159	574	$18.95	$17.86	$—	6.1%
	Quarter Ended September 30, 2017				150	525	20.39	18.15	—	12.3%
	Quarter Ended June 30, 2017				182	694	19.21	17.84	—	7.7%
	Quarter Ended March 31, 2017				214	1,352	16.81	15.32	—	9.8%
	Rolling 12 months				705	3,145	$18.33	$16.81	$—	9.0%

	Comparable & Non-Comparable:
	Quarter Ended December 31, 2017				247	768
	Quarter Ended September 30, 2017				229	888
	Quarter Ended June 30, 2017				264	1,067
	Quarter Ended March 31, 2017				303	1,591
	Rolling 12 months				1,043	4,314

Lease
Expirations (1)

Assumes No Exercise of Renewal Options

	Anchor Tenants (2)				Non-Anchor Tenants				Total Tenants
Year	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)
M-T-M	56	0%	$13.25	0%	121	1%	$23.41	1%	177	1%	$20.17	1%
2018	1,089	7%	11.36	6%	1,129	14%	27.51	13%	2,218	9%	19.58	10%
2019	1,826	12%	11.32	11%	1,255	15%	27.29	15%	3,081	13%	17.83	13%
2020	2,085	13%	11.85	13%	1,280	15%	28.38	16%	3,365	14%	18.14	14%
2021	1,947	12%	10.81	11%	1,403	17%	27.40	16%	3,350	14%	17.76	14%
2022	2,290	15%	13.25	16%	1,116	13%	28.53	14%	3,406	14%	18.26	15%
2023 - 2028	5,526	35%	12.78	37%	1,849	22%	28.81	23%	7,375	31%	16.80	29%

(1)	Reflects in-place leases as of December 31, 2017.

(2)	Anchor tenants represent any tenant at least 10,000 square feet.

(3)	Revenue includes minimum base rent only.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Portfolio Operating Information (continued)
(at pro rata share)
(in thousands, except percentages)

Occupancy

	Quarter Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Signed Basis
Anchor (1)	97.3%	97.7%	96.9%	95.7%	96.5%
Non-Anchor	90.5%	90.4%	90.7%	90.5%	90.6%
Total Retail	94.8%	95.0%	94.6%	93.8%	94.3%
Other	88.4%	84.6%	84.7%	87.7%	89.1%
Total Signed	94.8%	94.8%	94.5%	93.7%	94.3%

Commenced Basis
Anchor (1)	94.7%	95.0%	94.2%	94.4%	95.2%
Non-Anchor	87.4%	87.7%	87.9%	87.7%	88.1%
Total Retail	92.0%	92.3%	91.9%	91.9%	92.6%
Other	82.7%	84.3%	84.5%	87.5%	88.8%
Total Commenced	91.9%	92.2%	91.8%	91.8%	92.5%

Same Property (2)
Signed Basis	95.4%	95.5%	95.5%	95.0%	95.6%
Commenced Basis	92.9%	93.3%	93.0%	93.5%	94.0%

Average Base Rents (3)

	Quarter Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Commenced Basis
Anchor (1)	$13.23	$13.13	$12.94	$12.90	$12.67
Non-Anchor	28.09	27.87	27.49	27.24	26.93
Total	$18.69	$18.58	$18.37	$18.22	$17.93

Same Property Net Operating Income Growth (4)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2017	2016	% Change	2017	2016	% Change
Revenue
Minimum Rent	$96,659	$94,292	2.5%	$384,004	$374,676	2.5%
Bad Debt (net of recoveries)	134	273	-50.9%	(652)	30	-2,273.3%
Percentage Rent	1,278	1,235	3.5%	3,822	3,705	3.2%
Tenant Reimbursements	28,259	25,483	10.9%	111,377	99,911	11.5%
Other	1,073	352	204.8%	3,717	2,206	68.5%
	127,403	121,635	4.7%	502,268	480,528	4.5%
Expenses
Property Operating Expenses	20,908	19,696	6.2%	79,293	75,770	4.6%
Real Estate Taxes	16,394	13,971	17.3%	67,404	58,166	15.9%
	37,302	33,667	10.8%	146,697	133,936	9.5%
SPNOI	90,101	87,968	2.4%	355,571	346,592	2.6%

Redevelopment NOI (5)	8,762	8,502	3.1%	34,914	32,932	6.0%

SPNOI (Excl. Redevelopment)	$81,339	$79,466	2.4%	$320,657	$313,660	2.2%

(1)	Anchor tenants represent any tenant at least 10,000 square feet.

(2)	Same Property Occupancy includes operating centers that have been owned for the same comparable time duration.
Same Property excludes any new development, redevelopment, and any acquired or sold centers during the same time duration.

(3)	Average Base rent per Leased SF excludes ground leases.

(4)	Same Property NOI Growth includes the Company's share of unconsolidated real estate joint ventures and partnerships and provisions for uncollectible amounts and related recoveries. It excludes the effect of lease cancellation income and straight-line rent adjustments and is reported on a cash basis.

(5)	Redevelopments refer to Page 13.
Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Top 40 Core-Based Statistical Area (CBSA) Ranked by Population
as of December 31, 2017
(at pro rata share)
(in thousands, except percentages and # of units)

CBSA		Property	Owned	% of	Occupancy
Rank	CBSA	Count	GLA	ABR (1)%

2	Los Angeles-Long Beach-Anaheim, CA	4	699	4.2%	97.5%
4	Dallas-Fort Worth-Arlington, TX	3	434	1.5%	95.1%
5	Houston-The Woodlands-Sugar Land, TX	35	3,773	14.6%	95.7%
7	Washington-Arlington-Alexandria, DC-VA-MD-WV	4	332	2.6%	100.0%
8	Miami-Fort Lauderdale-West Palm Beach, FL	13	2,027	8.4%	94.0%
9	Atlanta-Sandy Springs-Roswell, GA	12	1,463	5.2%	98.2%
11	San Francisco-Oakland-Hayward, CA	3	442	2.6%	98.3%
12	Phoenix-Mesa-Scottsdale, AZ	16	1,503	5.8%	95.8%
13	Riverside-San Bernardino-Ontario, CA	5	936	4.3%	94.0%
15	Seattle-Tacoma-Bellevue, WA	6	219	1.5%	99.4%
17	San Diego-Carlsbad, CA	3	286	1.7%	98.0%
18	Tampa-St. Petersburg-Clearwater, FL	4	900	3.0%	94.7%
19	Denver-Aurora-Lakewood, CO	8	1,100	4.0%	92.2%
21	Baltimore-Columbia-Towson, MD	1	131	0.9%	100.0%
22	Charlotte-Concord-Gastonia, NC-SC	1	117	0.4%	87.2%
23	Orlando-Kissimmee-Sanford, FL	7	1,348	5.6%	98.5%
24	San Antonio-New Braunfels, TX	4	576	1.4%	93.3%
25	Portland-Vancouver-Hillsboro, OR-WA	3	120	0.3%	49.5%
27	Sacramento--Roseville--Arden-Arcade, CA	2	348	0.7%	91.2%
30	Las Vegas-Henderson-Paradise, NV	11	1,920	6.9%	95.0%
33	Austin-Round Rock, TX	1	351	1.4%	98.4%
36	San Jose-Sunnyvale-Santa Clara, CA	2	303	1.4%	77.5%
	Top 40 CBSA's Ranked by Population	148	19,328	78.4%	95.1%
	All other CBSA's Ranked by Population	56	7,023	21.6%	93.9%
	Grand Total	204	26,351	100.0%	94.8%

	(1) ABR includes ground leases

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Property Listing

Weingarten Realty Investors
Summary Property Listing
As of December 31, 2017

		Gross Leasable Area
ALL PROPERTIES BY STATE	# of Properties	WRI Owned	Joint Venture Share	Owned by Other	Total

Arizona	21	2,133,121	93,342	1,262,285	3,488,748
Arkansas	1	180,200	—	—	180,200
California	23	3,637,329	52,614	935,566	4,625,509
Colorado	8	1,100,413	180,478	980,429	2,261,320
Florida	29	4,726,358	1,602,068	1,100,811	7,429,237
Georgia	13	1,466,104	137,071	897,264	2,500,439
Kentucky	4	631,955	—	127,614	759,569
Maryland	2	212,111	—	—	212,111
Nevada	11	1,919,941	—	1,596,766	3,516,707
New Mexico	1	117,466	—	27,330	144,796
North Carolina	14	1,752,017	—	575,414	2,327,431
Oregon	3	119,871	90,777	66,276	276,924
Tennessee	4	507,878	—	154,340	662,218
Texas	60	7,194,317	2,054,731	2,479,954	11,729,001
Utah	1	182,099	—	122,800	304,899
Virginia	3	250,811	—	—	250,811
Washington	6	218,660	325,257	65,571	609,488
Total	204	26,350,651	4,536,338	10,392,420	41,279,408

Footnotes for detail property listing
(1) Denotes partial ownership. The square feet figures represent WRI's proportionate ownership of the property held by the joint venture or partnership.
(2) Denotes property currently under development.
(3) Denotes properties that are not consolidated for SEC reporting purposes.
(4) Denotes single tenant retail property.
(5) Denotes Hilltop Village Center 50/50 Joint Venture with 100% funding by WRI.
( ) Retailers in parenthesis are not a part of the owned property.
Notes: Square feet is reflective of area available to be leased. Average Base Rent per Leased SF excludes ground leases.
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Property Listing
As of December 31, 2017

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Operating Properties
Arizona
Broadway Marketplace	Phoenix-Mesa-Scottsdale, AZ		100.0%		82,757	87,379	15.00	91.9%		Office Max, Ace Hardware
Camelback Village Square	Phoenix-Mesa-Scottsdale, AZ		100.0%		132,731	240,951	13.18	95.4%	Fry’s Supermarket	Office Max
Desert Village Shopping Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		101,685	107,071	23.12	95.2%	AJ Fine Foods	CVS
Fountain Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		113,536	305,588	9.16	90.6%	Fry’s Supermarket	Dollar Tree, (Lowe's)
Laveen Village Marketplace	Phoenix-Mesa-Scottsdale, AZ		100.0%		39,763	318,805	29.81	100.0%	(Fry’s Supermarket)	(Home Depot)
Monte Vista Village Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		45,751	108,551	24.72	85.1%	(Safeway)
Palmilla Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		103,568	178,219	19.06	100.0%	(Fry’s Supermarket)	Office Max, PetSmart, Dollar Tree
Phoenix Office Building	Phoenix-Mesa-Scottsdale, AZ		100.0%		21,122	21,122	N/A	92.8%		Weingarten Realty Regional Office, Endurance Rehab
Pueblo Anozira Shopping Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		157,607	157,607	15.28	95.3%	Fry’s Supermarket	Petco, Dollar Tree
Raintree Ranch Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		129,822	133,020	25.57	100.0%	Whole Foods
Red Mountain Gateway	Phoenix-Mesa-Scottsdale, AZ		100.0%		75,213	205,013	16.69	94.9%		(Target), Bed Bath & Beyond, Famous Footwear
Scottsdale Horizon	Phoenix-Mesa-Scottsdale, AZ		100.0%		155,093	155,093	18.94	100.0%	Safeway	CVS
Scottsdale Waterfront	Phoenix-Mesa-Scottsdale, AZ		100.0%		93,334	93,334	35.11	97.1%		Olive & Ivy, P.F. Chang's, David's Bridal, Urban Outfitters
Squaw Peak Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		60,728	60,728	18.56	96.6%	Sprouts Farmers Market
Summit at Scottsdale	Phoenix-Mesa-Scottsdale, AZ		51.0%	(1)(3)	97,151	322,993	17.61	98.6%	Safeway	(Target), CVS, OfficeMax, PetSmart
The Shoppes at Parkwood Ranch	Phoenix-Mesa-Scottsdale, AZ		100.0%		92,626	106,738	12.41	90.6%		Hobby Lobby, Dollar Tree
Entrada de Oro Plaza Shopping Center	Tucson, AZ		100.0%		88,665	109,075	19.65	97.7%	Walmart Neighborhood Market
Madera Village Shopping Center	Tucson, AZ		100.0%		96,697	106,858	12.42	98.1%	Safeway	Dollar Tree
Oracle Crossings	Tucson, AZ		100.0%		251,194	261,194	18.78	98.2%	Sprouts Farmers Market	Kohl's, HomeGoods
Oracle Wetmore Shopping Center	Tucson, AZ		100.0%		150,150	343,278	25.38	91.3%		(Home Depot), (Nordstrom Rack), Jo Ann Fabric, Cost Plus, PetSmart, Walgreens, Ulta Beauty
Shoppes at Bears Path	Tucson, AZ		100.0%		43,928	66,131	17.34	80.7%		(CVS Drug)
Arizona Total:	# of Properties:	21			2,133,121	3,488,748	18.96	95.7%
Arkansas
Markham West Shopping Center	Little Rock-North Little Rock-Conway, AR		100.0%		180,200	180,200	11.25	100.0%		Academy, Office Depot, Michaels, Dollar Tree
Arkansas Total:	# of Properties:	1			180,200	180,200	11.25	100.0%
California
8000 Sunset Strip Shopping Center	Los Angeles-Long Beach-Anaheim, CA		100.0%		169,775	169,775	43.61	100.0%	Trader Joe's	CVS, Crunch, AMC Theaters, CB2
Centerwood Plaza	Los Angeles-Long Beach-Anaheim, CA		100.0%		75,486	75,486	15.28	100.0%	Superior Grocers	Dollar Tree
The Westside Center	Los Angeles-Long Beach-Anaheim, CA		100.0%		36,540	36,540	44.63	86.8%		Guitar Center
Westminster Center	Los Angeles-Long Beach-Anaheim, CA		100.0%		417,567	440,437	19.61	96.9%	Albertsons	Home Depot, Ross Dress for Less, Petco, Rite Aid, Dollar Tree, 24 Hour Fitness
Chino Hills Marketplace	Riverside-San Bernardino-Ontario, CA		100.0%		310,913	310,913	22.08	94.1%	Smart & Final Stores	Dollar Tree, 24 Hour Fitness, Rite Aid
Jess Ranch Marketplace	Riverside-San Bernardino-Ontario, CA		100.0%		208,656	307,826	19.47	97.2%	(Winco Foods)	Burlington Coat Factory, PetSmart, Rite Aid, Big 5

Weingarten Realty Investors
Property Listing
As of December 31, 2017

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Jess Ranch Marketplace Phase III	Riverside-San Bernardino-Ontario, CA		100.0%		184,809	194,342	21.12	97.6%	(Winco Foods)	Best Buy, Cinemark Theatres, Bed Bath & Beyond, 24 Hour Fitness
Menifee Town Center	Riverside-San Bernardino-Ontario, CA		100.0%		124,431	258,734	17.67	97.1%	Ralph's	Ross Dress for Less, Dollar Tree
Stoneridge Town Centre	Riverside-San Bernardino-Ontario, CA		67.0%	(1)(3)	106,821	434,450	23.10	77.8%	(Super Target)	(Kohl's)
Prospector's Plaza	Sacramento--Roseville--Arden-Arcade, CA		100.0%		243,910	252,524	19.18	92.7%	SaveMart	Kmart, CVS, Ross Dress for Less
Valley Shopping Center	Sacramento--Roseville--Arden-Arcade, CA		100.0%		103,791	107,191	13.03	87.5%	Food 4 Less
El Camino Promenade	San Diego-Carlsbad, CA		100.0%		129,676	129,676	28.48	99.0%		T.J. Maxx, Staples, Dollar Tree, BevMo
Rancho San Marcos Village	San Diego-Carlsbad, CA		100.0%		120,368	134,628	20.03	97.9%	Vons	24 Hour Fitness
San Marcos Plaza	San Diego-Carlsbad, CA		100.0%		35,880	81,086	34.68	94.1%	(Albertsons)
580 Market Place	San Francisco-Oakland-Hayward, CA		100.0%		100,097	100,097	31.07	97.3%	Safeway	24 Hour Fitness, Petco
Gateway Plaza	San Francisco-Oakland-Hayward, CA		100.0%		194,689	352,778	23.83	97.5%	Raley’s	24 Hour Fitness
Greenhouse Marketplace	San Francisco-Oakland-Hayward, CA		100.0%		147,095	236,864	23.56	100.0%	(Safeway)	(CVS), Jo-Ann Fabrics, 99 Cents Only, Factory 2 U, Petco
Cambrian Park Plaza	San Jose-Sunnyvale-Santa Clara, CA		100.0%		170,449	170,449	22.68	66.6%		Beverages & More, Dollar Tree
Silver Creek Plaza	San Jose-Sunnyvale-Santa Clara, CA		100.0%		132,925	202,820	40.56	91.5%		Walgreens, (Orchard Supply)
Freedom Centre	Santa Cruz-Watsonville, CA		100.0%		150,865	150,865	15.40	97.3%	Safeway	Rite Aid, Big Lots
Stony Point Plaza	Santa Rosa, CA		100.0%		194,569	200,011	15.68	98.3%	Food Maxx	Ross Dress for Less, Fallas Paredes
Creekside Center	Vallejo-Fairfield, CA		100.0%		115,991	115,991	21.67	97.1%	Raley’s
Southampton Center	Vallejo-Fairfield, CA		100.0%		162,026	162,026	20.55	99.2%	Raley’s	Ace Hardware, Dollar Tree
California Total:	# of Properties:	23			3,637,329	4,625,509	23.00	94.6%
Colorado
Aurora City Place	Denver-Aurora-Lakewood, CO		50.0%	(1)(3)	180,478	542,956	16.55	83.0%	(Super Target)	Barnes & Noble, Ross Dress For Less, PetSmart, Michael's, Conn's
Cherry Creek Retail Center	Denver-Aurora-Lakewood, CO		100.0%		78,148	272,658	27.10	100.0%	(Super Target)	PetSmart, Bed Bath & Beyond
CityCenter Englewood	Denver-Aurora-Lakewood, CO		100.0%		217,255	307,255	16.66	81.8%		(Walmart), Ross Dress for Less, Petco, Office Depot, 24 Hour Fitness
Crossing at Stonegate	Denver-Aurora-Lakewood, CO		100.0%		109,079	109,079	17.87	100.0%	King Sooper’s
Edgewater Marketplace	Denver-Aurora-Lakewood, CO		100.0%		144,553	270,548	12.25	98.6%	King Sooper's	Ace Hardware, (Target)
Green Valley Ranch - AutoZone	Denver-Aurora-Lakewood, CO		100.0%	(4)	7,381	7,381		100.0%	(King Sooper’s)
Lowry Town Center	Denver-Aurora-Lakewood, CO		100.0%		75,017	127,717	28.72	95.3%	(Safeway)
River Point at Sheridan	Denver-Aurora-Lakewood, CO		100.0%		288,502	623,726	15.83	96.7%		(Target), (Costco), Regal Cinema, Michaels, Conn's, PetSmart
Colorado Total:	# of Properties:	8			1,100,413	2,261,320	17.88	92.2%
Florida
Argyle Village Shopping Center	Jacksonville, FL		100.0%		306,461	306,461	11.39	96.6%	Publix	Bed Bath & Beyond, T.J. Maxx, Babies “R” Us, Jo-Ann’s Fabrics, Michaels
Atlantic West	Jacksonville, FL		50.0%	(1)(3)	42,284	180,578	12.45	100.0%	(Walmart Supercenter)	T.J. Maxx, HomeGoods, Dollar Tree, Shoe Carnival, (Kohl's)
Epic Village St. Augustine	Jacksonville, FL		70.0%	(1)	8,542	64,180	15.20	73.2%		(Epic Theaters)
Kernan Village	Jacksonville, FL		50.0%	(1)(3)	42,579	288,780	16.97	100.0%	(Walmart Supercenter)	Ross Dress for Less, Petco
Boca Lyons Plaza	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		117,423	117,423	23.15	92.1%	Aroma Market & Catering	Ross Dress for Less
Deerfield	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		398,963	404,944	13.36	91.7%	Publix	T.J. Maxx, Marshalls, Cinépolis, YouFit, Ulta
Embassy Lakes Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		131,723	142,751	14.67	93.6%	Winn Dixie	Tuesday Morning, Dollar Tree

Weingarten Realty Investors
Property Listing
As of December 31, 2017

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Flamingo Pines	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	25,373	148,840	19.36	100.0%	Publix
Hollywood Hills Plaza	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	74,609	416,767	27.83	98.7%	Publix	Target, CVS
Northridge	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	46,720	236,628	18.91	93.6%	Publix	Petco, Ross Dress for Less, Dollar Tree
Pembroke Commons	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	60,684	323,679	15.63	97.2%	Publix	Marshalls, Office Depot, LA Fitness, Dollar Tree
Sea Ranch Centre	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		99,029	99,029	17.83	89.9%	Publix	CVS, Dollar Tree
Tamiami Trail Shops	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	22,173	132,564	17.72	100.0%	Publix	CVS
The Palms at Town & County	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		657,592	657,592	23.04	94.8%	Publix	Kohl's, Marshalls, HomeGoods, Dick's Sporting Goods, Toys R Us, 24 Hour Fitness, Nordstrom Rack, CVS
TJ Maxx Plaza	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		161,429	161,429	17.54	96.9%	Fresco Y Mas	T.J. Maxx, Dollar Tree
Vizcaya Square Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		110,081	110,081	16.90	96.7%	Winn Dixie
Wellington Green Commons	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		121,354	143,854	28.07	90.5%	Whole Foods Market
Clermont Landing	Orlando-Kissimmee-Sanford, FL		75.0%	(1)(3)	138,571	354,418	17.83	96.0%		(J.C. Penney), (Epic Theater), T.J. Maxx, Ross Dress for Less, Michaels
Colonial Plaza	Orlando-Kissimmee-Sanford, FL		100.0%		498,761	498,761	15.65	98.6%		Staples, Ross Dress for Less, Marshalls, Old Navy, Stein Mart, Barnes & Noble, Petco, Big Lots, Hobby Lobby
Marketplace at Seminole Towne	Orlando-Kissimmee-Sanford, FL		100.0%		315,040	496,953	16.26	99.5%	(Super Target)	Marshalls, Ross Dress for Less, Old Navy, Petco
Phillips Crossing	Orlando-Kissimmee-Sanford, FL		100.0%		145,644	145,644	29.14	98.6%	Whole Foods	Golf Galaxy, Michaels
Shoppes of South Semoran	Orlando-Kissimmee-Sanford, FL		100.0%		101,611	101,611	12.64	98.2%	Walmart Neighborhood Market	Dollar Tree
The Marketplace at Dr. Phillips	Orlando-Kissimmee-Sanford, FL		20.0%	(1)(3)	65,374	326,868	24.75	97.0%	Publix	Stein Mart, HomeGoods, Morton's of Chicago, Office Depot
Winter Park Corners	Orlando-Kissimmee-Sanford, FL		100.0%		83,161	83,161	30.82	100.0%	Sprouts Farmers Market
Pineapple Commons	Port St. Lucie, FL		20.0%	(1)(3)	51,019	269,451	16.48	98.9%		Ross Dress for Less, Best Buy, PetSmart, Marshalls, (CVS)
Countryside Centre	Tampa-St. Petersburg-Clearwater, FL		100.0%		245,958	245,958	15.11	98.1%		T.J. Maxx, HomeGoods, Dick's Sporting Goods, Ross Dress for Less
East Lake Woodlands	Tampa-St. Petersburg-Clearwater, FL		20.0%	(1)(3)	20,886	104,431	14.07	97.7%	Walmart Neighborhood Market	Walgreens
Largo Mall	Tampa-St. Petersburg-Clearwater, FL		100.0%		376,993	610,080	17.61	97.8%	(Safeway)	Bealls, Marshalls, PetSmart, Bed Bath & Beyond, Staples, Michaels, (Target)
Sunset 19 Shopping Center	Tampa-St. Petersburg-Clearwater, FL		100.0%		256,321	256,321	17.45	86.5%		Bed Bath & Beyond, Barnes & Noble, Old Navy, Hobby Lobby, Cost Plus World Market
Florida Total:	# of Properties:	29			4,726,358	7,429,237	18.02	95.7%
Georgia
Brookwood Marketplace	Atlanta-Sandy Springs-Roswell, GA		100.0%		199,594	397,295	19.80	100.0%	(Super Target)	Home Depot, Bed Bath & Beyond, Office Max
Brownsville Commons	Atlanta-Sandy Springs-Roswell, GA		100.0%		27,747	81,913	21.78	79.1%	(Kroger)
Camp Creek Marketplace II	Atlanta-Sandy Springs-Roswell, GA		100.0%		196,283	228,003	15.36	100.0%		DSW, LA Fitness, Shopper's World, American Signature
Dallas Commons Shopping Center	Atlanta-Sandy Springs-Roswell, GA		100.0%		25,158	95,262	26.43	100.0%	(Kroger)
Grayson Commons	Atlanta-Sandy Springs-Roswell, GA		100.0%		76,611	76,611	15.43	100.0%	Kroger
Lakeside Marketplace	Atlanta-Sandy Springs-Roswell, GA		100.0%		137,693	332,889	16.62	93.3%	(Super Target)	Ross Dress for Less, Petco
Mansell Crossing	Atlanta-Sandy Springs-Roswell, GA		20.0%	(1)(3)	20,586	102,931	14.76	100.0%		buybuy BABY, Ross Dress for Less, Party City
Perimeter Village	Atlanta-Sandy Springs-Roswell, GA		100.0%		381,738	381,738	20.13	98.1%	Walmart Supercenter	Cost Plus World Market, DSW, Hobby Lobby
Publix at Princeton Lakes	Atlanta-Sandy Springs-Roswell, GA		20.0%	(1)(3)	13,681	72,207	16.53	97.7%	Publix
Reynolds Crossing	Atlanta-Sandy Springs-Roswell, GA		100.0%		45,758	115,983	27.05	100.0%	(Kroger)

Weingarten Realty Investors
Property Listing
As of December 31, 2017

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Roswell Corners	Atlanta-Sandy Springs-Roswell, GA		100.0%		136,496	318,261	20.04	100.0%	(Super Target), Fresh Market	T.J. Maxx
Roswell Crossing Shopping Center	Atlanta-Sandy Springs-Roswell, GA		100.0%		201,759	201,759	16.04	98.4%	Trader Joe's	Office Max, PetSmart, Walgreens
Thompson Bridge Commons	Gainesville, GA		100.0%	(4)	3,000	95,587	N/A	100.0%	(Kroger)
Georgia Total:	# of Properties:	13			1,466,104	2,500,439	18.08	98.2%
Kentucky
Millpond Center	Lexington-Fayette, KY		100.0%		124,498	151,498	11.30	91.0%	Kroger
Regency Centre	Lexington-Fayette, KY		100.0%		142,782	188,826	14.71	96.4%	(Kroger)	T.J. Maxx, Michaels
Tates Creek Centre	Lexington-Fayette, KY		100.0%		195,978	201,138	15.27	98.4%	Kroger	Rite Aid
Festival on Jefferson Court	Louisville/Jefferson County, KY-IN		100.0%		168,697	218,107	13.53	94.6%	Kroger	(PetSmart), (T.J. Maxx), Staples, Party City
Kentucky Total:	# of Properties:	4			631,955	759,569	13.95	95.5%
Maryland
Nottingham Commons	Baltimore-Columbia-Towson, MD		100.0%		131,270	131,270	28.40	100.0%	MOM's Organic Market	T.J. Maxx, DSW, Petco
Pike Center	Washington-Arlington-Alexandria, DC-VA-MD-WV		100.0%		80,841	80,841	60.96	100.0%		Pier 1, DXL Mens Apparel
Maryland Total:	# of Properties:	2			212,111	212,111	41.06	100.0%
Nevada
Best in the West	Las Vegas-Henderson-Paradise, NV		100.0%		428,066	428,066	16.83	94.0%		Best Buy, T. J. Maxx, Babies "R" Us, Bed Bath & Beyond, PetSmart, Office Depot
Charleston Commons Shopping Center	Las Vegas-Henderson-Paradise, NV		100.0%		332,298	366,952	18.02	98.8%	Walmart	Ross Dress for Less, Office Max, 99 Cents Only, PetSmart
College Park Shopping Center	Las Vegas-Henderson-Paradise, NV		100.0%		167,654	195,367	13.02	95.1%	El Super	Factory 2 U, CVS
Decatur 215	Las Vegas-Henderson-Paradise, NV		100.0%		118,678	345,720	16.43	100.0%	(WinCo Foods)	(Target), Hobby Lobby, Ross Dress for Less
Eastern Commons	Las Vegas-Henderson-Paradise, NV		100.0%		65,817	356,673	23.83	91.0%	Trader Joe's
Francisco Center	Las Vegas-Henderson-Paradise, NV		100.0%		116,973	148,815	11.60	88.6%	La Bonita Grocery	(Ross Dress for Less)
Paradise Marketplace	Las Vegas-Henderson-Paradise, NV		100.0%		78,077	152,672	19.80	89.1%	(Smith’s Food)	Dollar Tree
Rancho Towne & Country	Las Vegas-Henderson-Paradise, NV		100.0%		84,711	161,837	13.52	100.0%	Smith’s Food
Tropicana Beltway Center	Las Vegas-Henderson-Paradise, NV		100.0%		246,483	617,821	18.75	100.0%	(Walmart Supercenter)	(Lowe’s), Ross Dress for Less, PetSmart, Office Depot, 99 Cents Only
Tropicana Marketplace	Las Vegas-Henderson-Paradise, NV		100.0%		69,429	144,571	20.83	84.9%	(Smith’s Food)	Family Dollar
Westland Fair	Las Vegas-Henderson-Paradise, NV		100.0%		211,755	598,213	17.85	90.3%	(Walmart Supercenter)	(Lowe’s), PetSmart, Office Depot, Michaels, Smart & Final
Nevada Total:	# of Properties:	11			1,919,941	3,516,707	17.00	95.0%
New Mexico
North Towne Plaza	Albuquerque, NM		100.0%		117,466	144,796	22.51	94.5%	Whole Foods Market	HomeGoods
New Mexico Total:	# of Properties:	1			117,466	144,796	22.51	94.5%
North Carolina
Galleria Shopping Center	Charlotte-Concord-Gastonia, NC-SC		100.0%		117,102	324,704	16.07	87.2%	(Walmart Supercenter)	Off Broadway Shoes
Bull City Market	Durham-Chapel Hill, NC		100.0%		40,875	40,875	19.37	96.2%	Whole Foods Market

Weingarten Realty Investors
Property Listing
As of December 31, 2017

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Hope Valley Commons	Durham-Chapel Hill, NC		100.0%		81,371	81,371	27.58	98.4%	Harris Teeter
Avent Ferry Shopping Center	Raleigh, NC		100.0%		119,652	119,652	17.97	94.4%	Food Lion	Family Dollar
Capital Square	Raleigh, NC		100.0%		143,063	143,063	7.22	94.4%	Food Lion
Falls Pointe Shopping Center	Raleigh, NC		100.0%		112,199	198,549	17.93	96.5%	Harris Teeter	(Kohl’s)
High House Crossing	Raleigh, NC		100.0%		90,155	90,155	17.34	51.6%
Leesville Towne Centre	Raleigh, NC		100.0%		127,106	127,106	19.36	98.5%	Harris Teeter	Rite Aid
Northwoods Shopping Center	Raleigh, NC		100.0%		77,803	77,803	12.06	98.2%	Walmart Neighborhood Market	Dollar Tree
Six Forks Shopping Center	Raleigh, NC		100.0%		468,414	468,414	11.19	95.9%	Food Lion	Kmart, Home Depot, Bed Bath & Beyond, PetSmart
Stonehenge Market	Raleigh, NC		100.0%		188,437	188,437	14.44	94.7%	Harris Teeter	Stein Mart, Rite Aid
Wake Forest Crossing II	Raleigh, NC		100.0%		14,575	296,037	27.76	100.0%	(Lowes Foods)	(Kohl's), (T.J. Maxx), (Michaels), (Ross Dress for Less), (Petco)
Surf City Crossing	Wilmington, NC		100.0%		63,016	63,016	21.96	91.2%	Harris Teeter
Waterford Village	Wilmington, NC		100.0%		108,249	108,249	21.69	86.8%	Harris Teeter
North Carolina Total:	# of Properties:	14			1,752,017	2,327,431	15.06	92.4%
Oregon
Clackamas Square	Portland-Vancouver-Hillsboro, OR-WA		20.0%	(1)(3)	14,790	140,227	18.86	94.3%	(Winco Foods)	T.J. Maxx
Oak Grove Market Center	Portland-Vancouver-Hillsboro, OR-WA		100.0%		97,177	97,177	25.18	38.5%
Raleigh Hills Plaza	Portland-Vancouver-Hillsboro, OR-WA		20.0%	(1)(3)	7,904	39,520	26.09	100.0%	New Seasons Market	Walgreens
Oregon Total:	# of Properties:	3			119,871	276,924	23.79	49.5%
Tennessee
Highland Square	Memphis, TN-MS-AR		100.0%	(4)	14,490	14,490	N/A	100.0%		Walgreens
Mendenhall Commons	Memphis, TN-MS-AR		100.0%		88,108	88,108	12.02	98.7%	Kroger
Ridgeway Trace	Memphis, TN-MS-AR		100.0%		176,484	314,224	25.63	87.2%		(Target), Best Buy, PetSmart
The Commons at Dexter Lake	Memphis, TN-MS-AR		100.0%		228,796	245,396	11.08	95.5%	Kroger	Stein Mart, Marshalls, HomeGoods
Tennessee Total:	# of Properties:	4			507,878	662,218	15.48	93.3%
Texas
Mueller Regional Retail Center	Austin-Round Rock, TX		100.0%		351,099	351,099	17.06	98.4%		Marshalls, PetSmart, Bed Bath & Beyond, Home Depot, Best Buy
North Park Plaza	Beaumont-Port Arthur, TX		50.0%	(1)(3)	69,963	281,255	17.84	89.7%		(Target), (Toys “R” Us), Spec's, Kirkland's
North Towne Plaza	Brownsville-Harlingen, TX		100.0%		28,000	145,000	—	—%		(Lowe's)
Rock Prairie Marketplace	College Station-Bryan, TX		100.0%		18,163	18,163	N/A	31.6%
Moore Plaza	Corpus Christi, TX		100.0%		371,443	599,415	15.99	97.8%	(H-E-B)	Office Depot, Marshalls, (Target), Old Navy, Hobby Lobby, Stein Mart
Horne Street Market	Dallas-Fort Worth-Arlington, TX		100.0%		9,651	51,918	30.90	91.2%		(24 Hour Fitness)
Overton Park Plaza	Dallas-Fort Worth-Arlington, TX		100.0%		352,150	462,150	16.40	100.0%	Sprouts Farmers Market	PetSmart, T.J. Maxx, (Home Depot), Goody Goody Wines, buybuy BABY
Preston Shepard Place	Dallas-Fort Worth-Arlington, TX		20.0%	(1)(3)	72,667	363,337	20.08	72.0%		Stein Mart, Nordstrom, Marshalls, Office Depot, Petco

Weingarten Realty Investors
Property Listing
As of December 31, 2017

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
10-Federal Shopping Center	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	19,871	132,472	9.25	100.0%	Sellers Bros.	Palais Royal, Harbor Freight Tools
1919 North Loop West	Houston-The Woodlands-Sugar Land, TX	100.0%		138,028	138,028	N/A	86.8%		State of Texas
Alabama Shepherd Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		59,120	59,120	22.35	100.0%	Trader Joe's	PetSmart
Baybrook Gateway	Houston-The Woodlands-Sugar Land, TX	100.0%		237,195	237,195	18.17	86.3%		Ashley Furniture, Cost Plus World Market, Barnes & Noble, Michaels
Bellaire Blvd. Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		37,699	43,891	33.00	100.0%	Randall’s
Blalock Market at I-10	Houston-The Woodlands-Sugar Land, TX	100.0%		97,277	97,277	16.67	100.0%	99 Ranch Market
Braeswood Square Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		99,078	99,078	14.16	100.0%	Belden’s	Walgreens
Citadel Building	Houston-The Woodlands-Sugar Land, TX	100.0%		121,000	121,000	N/A	100.0%		Weingarten Realty Investors Corporate Office
Cullen Plaza Shopping Center	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	12,678	84,517	11.64	100.0%	Fiesta	Family Dollar
Cypress Pointe	Houston-The Woodlands-Sugar Land, TX	100.0%		186,721	283,381	10.04	97.6%	Kroger	Babies “R” Us
Galveston Place	Houston-The Woodlands-Sugar Land, TX	100.0%		210,370	210,370	11.64	97.8%	Randall’s	Office Depot, Palais Royal, Spec's
Griggs Road Shopping Center	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	12,014	80,091	9.36	85.8%		Family Dollar, Citi Trends
Harrisburg Plaza	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	14,016	93,438	20.64	91.9%		dd's Discount
HEB - Dairy Ashford & Memorial	Houston-The Woodlands-Sugar Land, TX	100.0%	(4)	36,874	36,874	N/A	100.0%	H-E-B
Heights Plaza Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		71,277	71,277	9.67	100.0%	Kroger	Goodwill
I45/Telephone Rd.	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	25,740	171,599	12.54	99.4%	Sellers Bros.	Famsa, Fallas Paredes, Harbor Freight Tools
League City Plaza	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	19,425	129,500	13.00	88.1%		Spec’s
Market at Westchase Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		84,084	84,084	23.88	62.7%
Northbrook Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		174,181	174,181	16.27	98.8%	Randall’s	Office Depot, Citi Trends, Dollar Tree
Oak Forest Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		157,669	157,669	18.11	96.7%	Kroger	Ross Dress for Less, Dollar Tree, PetSmart
Randalls Center/Kings Crossing	Houston-The Woodlands-Sugar Land, TX	100.0%		126,997	126,997	18.30	98.1%	Randall’s	CVS
Richmond Square	Houston-The Woodlands-Sugar Land, TX	100.0%		92,657	92,657	27.77	100.0%		Best Buy, Cost Plus
River Oaks Shopping Center - East	Houston-The Woodlands-Sugar Land, TX	100.0%		71,265	71,265	14.44	100.0%	Kroger
River Oaks Shopping Center - West	Houston-The Woodlands-Sugar Land, TX	100.0%		247,673	247,673	39.03	89.0%	Kroger	Barnes & Noble, Talbots, Ann Taylor, GAP, JoS. A. Bank
Shoppes at Memorial Villages	Houston-The Woodlands-Sugar Land, TX	100.0%		185,974	185,974	18.17	98.3%		Gulf Coast Veterinary Specialists
Shops at Kirby Drive	Houston-The Woodlands-Sugar Land, TX	100.0%		10,000	55,460	35.44	100.0%		(Toys R Us), Freebirds Burrito
Shops at Three Corners	Houston-The Woodlands-Sugar Land, TX	70.0%	(1)	172,873	277,603	14.77	100.0%	Fiesta	Ross Dress for Less, PetSmart, Office Depot, Big Lots
Southgate Shopping Center	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	18,668	124,454	11.50	94.4%	Food-A-Rama	CVS, Family Dollar, Palais Royal
Stella Link Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		21,605	21,605	9.77	100.0%		Spec’s
The Centre at Post Oak	Houston-The Woodlands-Sugar Land, TX	100.0%		183,940	183,940	36.54	100.0%		Marshalls, Old Navy, Grand Lux Café, Nordstrom Rack, Arhaus
Tomball Marketplace	Houston-The Woodlands-Sugar Land, TX	100.0%		153,999	311,820	19.40	96.0%		(Academy), (Kohl's), Ross Dress For Less, Marshalls
Village Plaza at Bunker Hill	Houston-The Woodlands-Sugar Land, TX	57.8%	(1)(3)	283,341	490,634	24.72	100.0%	H-E-B	PetSmart, Babies "R" Us, Academy, Nordstrom Rack
West Gray	Houston-The Woodlands-Sugar Land, TX	100.0%		37,278	37,278	25.30	56.8%		Pier 1
Westchase Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		221,601	350,320	17.25	100.0%	Whole Foods Market	(Target), Ross Dress for Less, Palais Royal, Petco

Weingarten Realty Investors
Property Listing
As of December 31, 2017

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Westhill Village Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		130,851	130,851	18.77	98.5%		Ross Dress for Less, Office Depot, 99 Cents Only
Independence Plaza	Laredo, TX		100.0%		347,302	347,302	14.29	100.0%	H-E-B	T.J. Maxx, Ross Dress for Less, Hobby Lobby, Petco, Ulta Beauty
North Creek Plaza	Laredo, TX		100.0%		243,596	485,463	15.33	97.5%	(H-E-B)	(Target), Marshalls, Old Navy, Best Buy, Bed Bath & Beyond
Plantation Centre	Laredo, TX		100.0%		135,373	143,015	16.75	97.4%	H-E-B
Las Tiendas Plaza	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	143,976	500,084	12.16	100.0%		(Target), Dick's Sporting Goods, Conn's, Ross Dress for Less, Marshalls, Office Depot
Market at Nolana	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	20,342	244,602	22.93	65.8%	(Walmart Supercenter)
Market at Sharyland Place	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	53,956	301,174	18.13	94.0%	(Walmart Supercenter)	Kohl's, Dollar Tree
North Sharyland Crossing	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	—	—	N/A	N/A
Northcross	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	37,644	75,288	18.60	93.6%		Barnes & Noble
Old Navy Building	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)(4)	7,500	15,000	N/A	100.0%		Old Navy
Sharyland Towne Crossing	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	177,908	487,724	15.55	95.9%	H-E-B	(Target), T.J. Maxx, Petco, Office Depot, Ross Dress for Less
South 10th St. HEB	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	51,851	103,702	13.64	100.0%	H-E-B
Trenton Crossing	McAllen-Edinburg-Mission, TX		100.0%		264,720	569,881	12.36	87.1%		(Target), Hobby Lobby, Ross Dress for Less, Marshalls, PetSmart
Starr Plaza	Rio Grande City, TX		50.0%	(1)(3)	88,347	176,693	14.33	98.0%	H-E-B	Bealls
Fiesta Trails	San Antonio-New Braunfels, TX		100.0%		405,370	485,370	16.64	93.9%	(H-E-B)	Act III Theatres, Marshalls, Office Max, Stein Mart, Petco
Parliament Square II	San Antonio-New Braunfels, TX		100.0%	(4)	54,541	54,541	N/A	100.0%		Incredible Pizza
Thousand Oaks Shopping Center	San Antonio-New Braunfels, TX		15.0%	(1)	24,271	161,806	11.52	92.6%	H-E-B	Bealls, Tuesday Morning
Valley View Shopping Center	San Antonio-New Braunfels, TX		100.0%		91,446	91,446	9.88	86.7%		Marshalls, Dollar Tree
Texas Total:	# of Properties:	60			7,194,318	11,729,001	17.67	95.2%
Utah
West Jordan Town Center	Salt Lake City, UT		100.0%		182,099	304,899	12.90	63.9%		(Target), Petco
Utah Total:	# of Properties:	1			182,099	304,899	12.90	63.9%
Virginia
Hilltop Village Center	Washington-Arlington-Alexandria, DC-VA-MD-WV		100.0%	(5)	250,811	250,811	33.93	100.0%	Wegmans	L.A. Fitness
Virginia Total:	# of Properties:	1	100.0%		250,811	250,811	33.93	100.0%
Washington
2200 Westlake	Seattle-Tacoma-Bellevue, WA		69.4%	(1)(3)	60,366	87,014	37.57	100.0%	Whole Foods
Meridian Town Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	15,533	143,237	17.50	97.2%	(Safeway)	Jo-Ann Fabric & Craft Store, Tuesday Morning
Queen Anne Marketplace	Seattle-Tacoma-Bellevue, WA		51.0%	(1)(3)	41,506	81,385	30.86	99.4%	Metropolitan Market	Bartell's Drug
Rainer Square Plaza	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	22,347	111,736	20.30	100.0%	Safeway	Ross Dress for Less
South Hill Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	26,802	134,010	16.52	98.9%		Bed Bath & Beyond, Ross Dress for Less, Best Buy
Washington Total:	# of Properties:	5			166,554	557,382	28.34	99.4%
Total Operating Properties	# of Properties:	201			26,298,546	41,227,302	18.69	94.8%

Weingarten Realty Investors
Property Listing
As of December 31, 2017

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
New Development
Virginia
Centro Arlington	Washington-Arlington-Alexandria, DC-VA-MD-WV		90.0%	(1)(2)(3)	—	—			Harris Teeter
West Alex	Washington-Arlington-Alexandria, DC-VA-MD-WV		100.0%	(2)	—	—			Harris Teeter
Virginia Total:	# of Properties:	2			—	—
Washington
The Whittaker	Seattle-Tacoma-Bellevue, WA		100.0%	(2)	52,106	52,106
Washington Total:	# of Properties:	1			52,106	52,106

Total New Developments	# of Properties:	3			52,106	52,106
Operating & New Development Properties	# of Properties:	204			26,350,652	41,279,408
Unimproved Land
Arizona
Lon Adams Rd. at Tangerine Farms Rd., Marana						422,532
Arizona Total:						422,532
Colorado
Highway 85 and Highway 285, Sheridan						377,491
Colorado Total:						377,491
Florida
SR 207 at Rolling Hills Dr., St. Augustine						228,254
State Road 100 & Belle Terre Parkway, Palm Coast						292,288
Florida Total:						520,542
Georgia
NWC South Fulton Pkwy. @ Hwy. 92, Union City						3,554,496
Georgia Total:						3,554,496
North Carolina
Highway 17 and Highway 210, Surf City						1,983,287
U.S. Highway 1 at Caveness Farms Rd., Wake Forest						992,123
U.S. Hwy. 17 & U.S. Hwy. 74/76, Leland						362,419
North Carolina Total:						3,337,829
Texas
9th Ave. at 25th St., Port Arthur						243,065
Bissonnet at Wilcrest, Houston						40,946
Culebra Road and Westwood Loop, San Antonio						60,984
East Orem, Houston						121,968

Weingarten Realty Investors
Property Listing
As of December 31, 2017

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
FM 1957 (Potranco Road) and FM 211, San Antonio					5,635,183
FM 2920 and Highway 249, Tomball					95,832
Gattis School Rd. at A.W. Grimes Blvd., Round Rock					57,499
Highway 3 at Highway 1765, Texas City					200,812
Leslie Rd. at Bandera Rd., Helotes					74,052
Nolana Ave. and 29th St., McAllen					163,350
Northwest Freeway at Gessner, Houston					43,396
Rock Prairie Rd. at Hwy. 6, College Station					229,561
SH 151 and Ingram Rd., San Antonio					252,692
Shary Rd. at North Hwy. 83, Mission					172,498
U.S. 77 and 83 at SHFM 802, Brownsville					914,723
US Hwy. 281 at Wilderness Oaks, San Antonio					1,269,774
West Little York at Interstate 45, Houston					161,172
Texas Total:					9,737,507
Total Unimproved Land					17,950,397

Weingarten Realty Investors
Property Listing
As of December 31, 2017

Center	Property Covered	Max Possible Term
Ground Lease Commitments
Blalock Market at I-10	Entire Center	3/31/2039
Braeswood Square	Entire Center	9/30/2026
Camelback Village Square	Entire Center	6/30/2069
Highland Square	Entire Center	10/31/2044
Parliament Square II	Entire Center	12/31/2030
Phillips Crossing	Entire Center	12/31/2085
River Point at Sheridan	Part of Center	11/27/2086
Rock Prairie	Entire Center	12/31/2081
Shoppes at Memorial Villages	Part of Center	5/31/2043
Six Forks Station	Entire Center	6/30/2063
Pike Center (1)	Entire Center	5/31/2059

Note:
(1) Project subject to a ground lease with WRI's option to purchase

Other Topics of Interest

Weingarten Realty Investors
Ground Lease Summary
December 31, 2017
(at pro rata share)
(in thousands, except percentages)

Use Description	Number of Leases	GLA	ABR	ABR $/SF

Home Improvement	2	220	$814	$3.70
Discount Department Store	9	727	3,539	4.86
Full-Service Restaurant	40	191	3,835	20.09
Fast Food	54	203	4,544	22.37
Bank	31	99	3,982	40.17
Supermarket	15	812	6,525	8.04
Pharmacy	6	88	788	8.96
Theater	1	56	422	7.54
Gas Station	14	30	1,313	43.60
Other	13	107	1,340	12.51

Total	185	2,534	$27,102	$10.70

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.